UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated May 31, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

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Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive tax-free monthly income. More details about the performance and management strategy of your Fund over this period can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a “growth buyout” offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification – a potential way to reduce some of the risk that comes with investing. I encourage you to consult your financial advisor who can explain how a well balanced portfolio can lower the overall investment risk over the long term.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. You may also help your Fund reduce expenses. Sign up is quick and easy – just follow the step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our highest commitment remains to continually meet the needs of our institutional and individual clients as well as the consultants and financial advisors who serve them. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

July 16, 2007

“In addition to being a valuable option for fixed income investing, municipal bonds may help you achieve and benefit from greater portfolio diversification”

Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen Georgia,

Louisiana, North Carolina, and Tennessee Municipal Bond Funds

Portfolio managers Scott Romans and Daniel Close examine key investment strategies and the performance of the Nuveen Georgia, Louisiana, North Carolina, and Tennessee Municipal Bond Funds. Scott, who has 7 years of investment experience, began managing the Louisiana Fund in 2003. Dan has 5 years of investment experience and began managing the Georgia, North Carolina and Tennessee Funds in March 2007.

What factors had the greatest influence on the U.S. economy and the national municipal market during the 12-month period ended May 31, 2007?

Higher energy prices and a slumping housing market all contributed to a slowdown in economic growth over much of this reporting period. In the second quarter of 2006, the U.S. gross domestic product (GDP) – a measure of the goods and services produced by the nation – expanded at an annual rate of 2.6 percent, less than half of the previous quarter’s growth. The economy remained sluggish for the rest of the year, with annualized GDP increases of 2.0 percent and 2.5 percent in the third and fourth quarters of 2006, respectively. In the first three months of 2007, the GDP grew at an annualized rate of just 0.6 percent.

The housing market’s troubles largely stemmed from higher short-term interest rates. When this reporting period began on June 1, 2006, the benchmark federal funds rate was 5 percent. By month’s end, the Federal Reserve Board had raised this rate by a quarter-percentage-point. Beginning in August, the Fed opted to leave this short-term rate at 5.25 percent, given what they saw as evidence of a gradual economic slowdown coupled with manageable inflation. It was the first time in two years that the U.S. central bank did not raise rates at a regularly scheduled meeting. The Fed maintained this 5.25 rate at its remaining five meetings during the course of the reporting period.

About a month into this 12-month reporting period, municipal bond yields began to fall, especially on longer-dated securities, as investors anticipated an end to Fed rate hikes – and even the potential for a 2007 rate cut. The yield curve – a graphical representation of bond yields across a range of maturities – flattened during the period, with short-term interest rates rising modestly while the prices of many longer-term issues rose and their yields dropped (bond yields and prices move in opposite directions). Much of this rate decline on the curve’s long end came from strong demand from numerous new market participants, including large institutional and foreign investors.

The continued outperformance of lower-rated securities also drove municipal bond performance. Credit spreads – reflecting the generally higher yields paid to investors for owning riskier bonds – remained tight by historical standards. The tight spreads reflected the market’s continued confidence that the economy could achieve a “soft landing” by slowing down gently but avoiding a recession. A low default rate among issuers and investors’ ongoing search for yield in a historically low interest-rate environment also benefited the high-yield municipal market. On a sector basis, bonds backed by the 1998 master tobacco settlement agreement tended to be particularly solid performers, as were those in the health care and transportation sectors, among others.

Over the 12 months ended May 31, 2007, about $423 billion worth of new municipal debt was issued nationally – a 15 percent increase compared with the prior 12 months. Much of the new supply came from an increase in bond refundings, as issuers sought to refinance their older, higher-interest-rate debt with newer, lower-coupon bonds. Despite the substantial supply, the increase in demand for municipal securities in recent years limited the availability of bonds for purchase by traditional mutual fund investors.

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

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Class A Shares—

Average Annual Total Returns

as of 5/31/07

	1-Year	5-Year	10-Year
Nuveen Georgia Municipal Bond Fund A Shares at NAV A Shares at Offer	4.02% -0.34%	4.89% 4.00%	5.19% 4.74%
Lipper Georgia Municipal Debt Funds Category Average[1]	3.78%	3.93%	4.70%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Louisiana Municipal Bond Fund A Shares at NAV A Shares at Offer	5.91% 1.51%	4.73% 3.83%	5.05% 4.60%
Lipper Louisiana Municipal Debt Funds Category Average[1]	4.41%	4.18%	4.73%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen North Carolina Municipal Bond Fund A Shares at NAV A Shares at Offer	4.11% -0.30%	4.73% 3.83%	4.95% 4.50%
Lipper North Carolina Municipal Debt Funds Category Average[1]	3.87%	3.99%	4.57%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Nuveen Tennessee Municipal Bond Fund A Shares at NAV A Shares at Offer	4.22% -0.13%	4.91% 4.02%	5.03% 4.58%
Lipper Tennessee Municipal Debt Funds Category Average[1]	4.04%	4.45%	4.78%
Lehman Brothers Municipal Bond Index[2]	4.84%	4.94%	5.60%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

How did the Funds perform during the 12 months ended May 31, 2007?

The nearby table provides total return performance information for the four Funds discussed in this report for the one, five, and ten-year periods ended May 31, 2007. Each Fund’s performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its Lipper peer group category average. The factors determining the performance of each Fund are discussed later in the report.

The Class A shares at net asset value of the Georgia, North Carolina, and Tennessee Funds outperformed their respective Lipper peer group averages during the 12 month period, while those three portfolios trailed the national Lehman Brothers index to varying degrees. The Louisiana Fund generated strong outperformance relative to both the Lehman Brothers index as well as its Lipper peer group average. Although we believe that comparing the performance of state Funds with that of a national municipal index may offer some insights into how the Funds performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average provides an incomplete picture, because most of the national index’s results come from out-of-state bonds.

What type of economic environment did the four states profiled in this report experience during the period?

Georgia’s economy began to recover in the first quarter of 2007 following a significant deceleration in the second half of 2006. As of May 2007, the state’s unemployment rate stood at 4.3 percent, slightly better than the national average of 4.5 percent. At period end, Georgia maintained credit ratings of Aaa and AAA from Moody’s and

1	For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended May 31, 2007. The Lipper categories contained 27, 26 and 22 funds in the Lipper Georgia Municipal Debt Funds Category, 13, 13 and 11 funds in the Lipper Louisiana Municipal Debt Funds Category, 29, 25 and 23 funds in the Lipper North Carolina Municipal Debt Funds Category and 11, 10 and 10 funds in the Lipper Tennessee Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended May 31, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Annual Report    Page 3

Standard & Poor’s, respectively. Municipal issuance in the state totaled $9 billion during the 12-month timeframe, a 45 percent year-over-year increase that surpassed the national increase of 15 percent.

Despite the impact of Hurricanes Katrina and Rita in 2005, Louisiana’s financial position remained resilient, generating tax revenues for fiscal 2006 that were $886 million ahead of pre-Katrina projections. While New Orleans has continued to struggle to recover economically, other areas of the state that were less severely affected by the storms have rebounded. As of May 2007, the state’s unemployment rate was 4.8 percent, slightly above the national average of 4.5 percent. Supply of new Louisiana municipal bonds was healthy during the 12 month period, with $5.4 billion in issuance – more than doubling the prior year’s total. At period end, the state held credit ratings of A2 and A from Moody’s and Standard & Poor’s, respectively. Both agencies rate Louisiana’s outlook as stable, reflecting the state’s improved finances.

During this period, North Carolina’s economy continued to make the transition from manufacturing to service-based. While the textile and furniture industries continued to be important employers in the state, they also continued to decline and were being supplanted by tourism, financial services, and technology. North Carolina’s budget for the 2007 fiscal year included reductions in the state’s sales and income tax rates. The state’s proposed biennial budget for 2007-09 was released in February 2007 and calls for a 5.8 percent increase in spending. As of May 2007, North Carolina’s jobless rate stood at 4.8 percent, slightly above its level of May 2006 and 0.3 percent worse than the national average. At period end, the state had credit ratings of Aaa and AAA from Moody’s and Standard & Poor’s, respectively. Municipal bond issuance in the state was about $8.4 billion during the 12-month period, a 4 percent year-over-year increase.

Tennessee’s economy continued to expand, though more slowly than in previous years. In May 2007, Tennessee’s unemployment rate stood at 4.7 percent, well below the 5.3 percent jobless rate of a year earlier. Despite the higher unemployment rate, the state’s rate of job growth has been above the national average since 2004. Tennessee issued approximately $20 billion worth of municipal debt during the 12-month reporting period, 24 percent above the prior year’s supply of new bonds. At period end, Tennessee had credit ratings of Aa2 and AA+ from Moody’s and Standard & Poor’s, respectively.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

There were a number of similarities in how we managed each of the four Funds during the past 12 months. As always, a primary focus was on carefully managing the portfolios’ duration – meaning their price sensitivity to changes in interest rates – to keep interest-rate risk relatively close to targeted levels.

When buying new bonds, we typically favored issues with maturities of 20 to 25 years. We believed that securities in this range offered good total return prospects for shareholders. We also embraced selected opportunities to invest in bonds with 30-year and longer maturities for the additional income they provided – useful in an environment of historically low yields. When we found sufficient value, we also purchased suitable lower-rated bonds.

We pursued these strategies to varying extents in each Fund, with our ability to implement them depending on the individual market environments in the four states as well as the specific characteristics of each portfolio. Below, we outline our recent approaches to managing the Georgia, Louisiana, North Carolina, and Tennessee Funds.

Nuveen Georgia Municipal Bond Fund

Overall, the Georgia Fund’s duration positioning was helpful for performance during this period, thanks primarily to the relative underweighting of bonds on the short end of the yield curve and a relative overweighting to the curve’s outperforming intermediate portion. However, results were tempered by our relative underweighting in the

Annual Report    Page 4

longest-duration bonds, which were the best overall performers in the municipal market during the year.

Another favorable influence was our allocation to bonds rated below investment-grade, as lower-rated securities continued to benefit from a favorable environment. On the other hand, bonds toward the lower end of the investment-grade spectrum also performed fairly well, and the Fund’s relatively modest exposure to BBB-rated bonds hampered performance. While the Fund benefited from its health care and utility exposure, an overweight to underperforming advance refunded bonds and a repricing of a multifamily bond detracted from performance.

Among our new purchases during the year, we identified some good values in the health care sector and bought a handful of lower-rated hospital bond issues that we found attractive. We also were active in the education sector, mostly purchasing higher-quality bonds – although we also bought a BBB-rated issue that we thought offered good total return prospects. Other new positions included high-quality tax-appropriation bonds that offered good structures to help us manage our duration effectively.

Nuveen Louisiana Municipal Bond Fund

The Louisiana Fund performed very well, both in absolute terms as well as relative to the national municipal market. The Fund benefited generally from investors’ increased confidence in Louisiana’s financial position, as the state continued to recover from Hurricane Katrina and Rita.

A number of our individual positions gained significant ground and added to results. One especially noteworthy contributor was debt issued for Touro Infirmary. Like many other New Orleans credits, these hospital bonds dropped sharply in price following the hurricanes. However, Touro suffered significantly less damage than other facilities and benefited from strong utilization rates following the shuttering of other, less-fortunate hospitals. As investors became more comfortable with this credit, the bonds gained in value and contributed significantly to our total return. In contrast, the Fund’s exposure to the housing sector was a negative, as many of these bonds were called during the period – resulting in some lost income to the Fund.

New purchases were relatively modest during the year. As we had anticipated, the Fund encountered above-average redemption activity following the 2005 storms, as Louisiana investors sought funds to rebuild or diversify their portfolios. We added premium-coupon housing issues, in part to replace those housing bonds lost to bond calls during the year.

Because of significant call activity, the portfolio’s duration was shortening during most of the period. As a result, we added an inverse floater position to help lengthen duration (see the inside back cover for more about inverse floaters). In addition, we bought a bond offering 4.5 percent coupon, because we felt comfortable owning this lower-coupon bond, which was more interest-rate-sensitive than bonds offering coupons of 5 percent or better.

There were relatively few opportunities to add attractively valued lower-rated bonds to the portfolio. At period end, about 83 percent of the Fund was invested in insured, AAA-rated debt.

Of final note, we took advantage of opportunities to sell some of our tax-exempt U.S. Virgin Islands holdings and reinvest the proceeds in Louisiana bonds when we identified in-state bonds that we believed were attractively valued.

Nuveen North Carolina Municipal Bond Fund

The North Carolina Fund benefited from its positioning on the yield curve. Specifically, being relatively underweighted in shorter-duration bonds was helpful as those securities underperformed, while having additional exposure to better performing intermediate-duration bonds also added to results. The best performance in the market, however, came from long-dated bonds, and our relative underexposure to this category proved to be a comparative negative. Additional positive contributions came from our allocation to the education and housing bond sectors, both of which performed relatively well. However, overall Fund performance was hurt by the weak results turned in by some of our advance refunded bonds.

Annual Report    Page 5

We were fairly active in making new purchases during the period. A number of these were in the health care sector, primarily of uninsured credits that we felt were attractively valued. In addition, we also purchased one non-rated bond issue for continuing care retirement facilities that appeared to offer good total return prospects. Other new purchases came from a variety of sectors, including education, tax-appropriation, and water and sewer.

Because there were healthy cash inflows into the Fund, we sold relatively few securities. When we did sell bonds, they tended to be higher-grade pre-refunded bonds with relatively limited appreciation prospects. Selling these shorter-dated securities helped us keep our duration sufficiently long to remain close to our target level. In line with our duration-management goals, reinvestment activity focused on the longer part of the yield curve. As we became more comfortable with the Fund’s existing interest-rate positioning, over time we favored the intermediate part of the yield curve, where we were finding the best value as the period progressed. Another duration-management strategy was to establish a new inverse-floating-rate trust (see the inside back cover), whose level of income varies inversely with interest rate movements. This position added to our duration and provided the portfolio with additional income earning potential.

Nuveen Tennessee Municipal Bond Fund

The Tennessee Fund benefited from our allocation to bonds with credit ratings below BBB. In addition, our allocation to the housing bond sector contributed positively to results. One notable individual performer was our position in bonds issued for Saturn, a division of General Motors that enjoyed very strong results during the period. As this credit outperformed, we eventually lowered our exposure to this position to avoid excessive concentration. In contrast, the Fund’s relative overweighting in pre-refunded bonds proved to be a drag on performance, as this sector lagged in a market environment favoring longer-duration securities.3

It can be a challenge to find sufficient issuance in Tennessee to meet desired portfolio management objectives, and it was indeed difficult to find the longer-duration bonds we wanted to keep the Fund’s duration in line with our target. We did find occasional longer-dated opportunities, including a utility bond issue with a 2036 maturity date. In addition, we also bought three new lower-rated health care issues that we believed offered good total return prospects.

To maintain our desired level of interest-rate risk, we established a forward interest-rate swap during the period. This position enabled us to add duration without requiring us to sell existing positions that we found attractive or establish new holdings that we did not believe offered sufficient value. Another way in which we added duration was to add an inverse floater, similar to the North Carolina Fund.

Dividend Information

Throughout the six-month period, three of the four Funds maintained their monthly tax-free dividend, while the Louisiana Fund saw one dividend reduction during February 2007.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2007, the Georgia, Louisiana, North Carolina and Tennessee Funds all had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

3	Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older, existing bonds. This process often results in lower borrowing costs for bond issuers.

Annual Report    Page 6

Nuveen Georgia Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Louisiana Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Nuveen North Carolina Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Tennessee Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Fund Spotlight as of 5/31/07 Nuveen Georgia Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.96	$10.98	$10.93	$10.93
Latest Monthly Dividend[1]	$0.0365	$0.0300	$0.0315	$0.0385
Inception Date	3/27/86	2/18/97	1/04/94	2/14/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.02%	-0.34%
5-Year	4.89%	4.00%
10-Year	5.19%	4.74%
B Shares	w/o CDSC	w/CDSC
1-Year	3.20%	-0.80%
5-Year	4.10%	3.93%
10-Year	4.58%	4.58%
C Shares	NAV
1-Year	3.38%
5-Year	4.30%
10-Year	4.62%
R Shares	NAV
1-Year	4.16%
5-Year	5.10%
10-Year	5.37%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	4.00%	3.83%
SEC 30-Day Yield[3]	3.53%	3.38%
Taxable-Equivalent Yield[3,4]	5.21%	4.99%
B Shares	NAV
Dividend Yield[2]	3.28%
SEC 30-Day Yield	2.78%
Taxable-Equivalent Yield[3]	4.11%
C Shares	NAV
Dividend Yield[2]	3.46%
SEC 30-Day Yield	2.98%
Taxable-Equivalent Yield[4]	4.40%
R Shares	NAV
Dividend Yield[2]	4.23%
SEC 30-Day Yield	3.74%
Taxable-Equivalent Yield[4]	5.52%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	3.93%	-0.47%
5-Year	4.55%	3.66%
10-Year	4.93%	4.48%
B Shares	w/o CDSC	w/CDSC
1-Year	3.10%	-0.89%
5-Year	3.77%	3.59%
10-Year	4.31%	4.31%
C Shares	NAV
1-Year	3.28%
5-Year	3.98%
10-Year	4.35%
R Shares	NAV
1-Year	4.16%
5-Year	4.78%
10-Year	5.12%

Portfolio Statistics
Net Assets ($000)	$219,160
Average Effective Maturity on Securities (Years)	15.35
Average Duration	5.91

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.85%	0.84%	5/31/06
Class B	1.60%	1.59%	5/31/06
Class C	1.40%	1.39%	5/31/06
Class R	0.66%	0.64%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Annual Report    Page 9

Fund Spotlight as of 5/31/07 Nuveen Georgia Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Health Care	17.3%
U.S. Guaranteed	14.9%
Water and Sewer	14.8%
Tax Obligation/General	14.3%
Tax Obligation/Limited	11.8%
Education and Civic Organizations	9.6%
Utilities	6.1%
Other	11.2%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$995.40	$991.00	$992.70	$995.60	$1,020.89	$1,017.10	$1,018.10	$1,021.94
Expenses Incurred During Period	$4.03	$7.79	$6.81	$2.99	$4.08	$7.90	$6.89	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.57%, 1.37% and ..60% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 10

Fund Spotlight as of 5/31/07 Nuveen Louisiana Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$11.20	$11.19	$11.17	$11.23
Latest Monthly Dividend[1]	$0.0380	$0.0310	$0.0330	$0.0400
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0318	$0.0318	$0.0318	$0.0318
Inception Date	9/12/89	2/06/97	2/02/94	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	5.91%	1.51%
5-Year	4.73%	3.83%
10-Year	5.05%	4.60%
B Shares	w/o CDSC	w/CDSC
1-Year	5.13%	1.13%
5-Year	3.96%	3.78%
10-Year	4.43%	4.43%
C Shares	NAV
1-Year	5.37%
5-Year	4.16%
10-Year	4.48%
R Shares	NAV
1-Year	5.83%
5-Year	4.96%
10-Year	5.29%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.07%	3.90%
SEC 30-Day Yield[4]	3.89%	3.72%
Taxable-Equivalent Yield[4,5]	5.65%	5.41%
B Shares	NAV
Dividend Yield[3]	3.32%
SEC 30-Day Yield	3.13%
Taxable-Equivalent Yield[5]	4.55%
C Shares	NAV
Dividend Yield[3]	3.55%
SEC 30-Day Yield	3.34%
Taxable-Equivalent Yield[5]	4.85%
R Shares	NAV
Dividend Yield[3]	4.27%
SEC 30-Day Yield	4.09%
Taxable-Equivalent Yield[5]	5.94%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	5.63%	1.20%
5-Year	4.39%	3.51%
10-Year	4.89%	4.44%
B Shares	w/o CDSC	w/CDSC
1-Year	4.75%	0.75%
5-Year	3.63%	3.46%
10-Year	4.26%	4.26%
C Shares	NAV
1-Year	4.98%
5-Year	3.83%
10-Year	4.31%
R Shares	NAV
1-Year	5.54%
5-Year	4.63%
10-Year	5.13%

Portfolio Statistics
Net Assets ($000)	$92,389
Average Effective Maturity on Securities (Years)	17.44
Average Duration	6.13

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.88%	0.87%	5/31/06
Class B	1.63%	1.62%	5/31/06
Class C	1.43%	1.42%	5/31/06
Class R	0.67%	0.66%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Paid December 5, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.2%.

Annual Report    Page 11

Fund Spotlight as of 5/31/07 Nuveen Louisiana Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	30.5%
Tax Obligation/General	16.0%
Health Care	14.4%
U.S. Guaranteed	7.3%
Housing/Single Family	6.6%
Utilities	6.1%
Consumer Staples	4.6%
Other	14.5%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$1,003.70	$1,000.00	$1,000.20	$1,021.00	$1,019.70	$1,015.91	$1,016.95	$1,020.39
Expenses Incurred During Period	$5.25	$9.03	$7.98	$4.54	$5.29	$9.10	$8.05	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.81%, 1.60% and ..91% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 12

Fund Spotlight as of 5/31/07 Nuveen North Carolina Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.41	$10.43	$10.41	$10.43
Latest Monthly Dividend[1]	$0.0345	$0.0280	$0.0295	$0.0360
Inception Date	3/27/86	2/25/97	10/04/93	2/05/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.11%	-0.30%
5-Year	4.73%	3.83%
10-Year	4.95%	4.50%
B Shares	w/o CDSC	w/CDSC
1-Year	3.34%	-0.66%
5-Year	3.94%	3.77%
10-Year	4.33%	4.33%
C Shares	NAV
1-Year	3.52%
5-Year	4.16%
10-Year	4.38%
R Shares	NAV
1-Year	4.28%
5-Year	4.92%
10-Year	5.14%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	3.98%	3.81%
SEC 30-Day Yield[3]	4.16%	3.98%
Taxable-Equivalent Yield[3,4]	6.28%	6.01%
B Shares	NAV
Dividend Yield[2]	3.22%
SEC 30-Day Yield	2.74%
Taxable-Equivalent Yield[4]	4.14%
C Shares	NAV
Dividend Yield[2]	3.40%
SEC 30-Day Yield	2.95%
Taxable-Equivalent Yield[4]	4.46%
R Shares	NAV
Dividend Yield[2]	4.14%
SEC 30-Day Yield	3.70%
Taxable-Equivalent Yield[4]	5.59%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	3.81%	-0.53%
5-Year	4.39%	3.50%
10-Year	4.77%	4.33%
B Shares	w/o CDSC	w/CDSC
1-Year	3.04%	-0.95%
5-Year	3.61%	3.43%
10-Year	4.16%	4.16%
C Shares	NAV
1-Year	3.22%
5-Year	3.82%
10-Year	4.20%
R Shares	NAV
1-Year	4.08%
5-Year	4.60%
10-Year	4.98%

Portfolio Statistics
Net Assets ($000)	$327,485
Average Effective Maturity on Securities (Years)	17.48
Average Duration	6.17

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.85%	0.84%	5/31/06
Class B	1.60%	1.59%	5/31/06
Class C	1.40%	1.39%	5/31/06
Class R	0.65%	0.64%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.8%.

Annual Report    Page 13

Fund Spotlight as of 5/31/07 Nuveen North Carolina Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	23.6%
Health Care	14.7%
Water and Sewer	12.6%
Education and Civic Organizations	12.3%
Utilities	8.6%
Tax Obligation/General	7.3%
U.S. Guaranteed	6.8%
Housing/Single Family	6.6%
Other	7.5%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$998.70	$995.10	$995.90	$998.70	$1,020.24	$1,016.45	$1,017.50	$1,021.29
Expenses Incurred During Period	$4.68	$8.46	$7.41	$3.64	$4.73	$8.55	$7.49	$3.68

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .94%, 1.70%, 1.49% and ..73% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 14

Fund Spotlight as of 5/31/07 Nuveen Tennessee Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$11.27	$11.28	$11.26	$11.27
Latest Monthly Dividend[1]	$0.0375	$0.0305	$0.0325	$0.0395
Inception Date	11/02/87	2/25/97	10/04/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/07
A Shares	NAV	Offer
1-Year	4.22%	-0.13%
5-Year	4.91%	4.02%
10-Year	5.03%	4.58%
B Shares	w/o CDSC	w/CDSC
1-Year	3.45%	-0.55%
5-Year	4.13%	3.96%
10-Year	4.41%	4.41%
C Shares	NAV
1-Year	3.58%
5-Year	4.33%
10-Year	4.45%
R Shares	NAV
1-Year	4.44%
5-Year	5.11%
10-Year	5.24%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	3.99%	3.83%
SEC 30-Day Yield[3]	3.35%	3.21%
Taxable-Equivalent Yield[3,4]	4.95%	4.74%
B Shares	NAV
Dividend Yield[2]	3.24%
SEC 30-Day Yield	2.59%
Taxable-Equivalent Yield[4]	3.83%
C Shares	NAV
Dividend Yield[2]	3.46%
SEC 30-Day Yield	2.81%
Taxable-Equivalent Yield[4]	4.15%
R Shares	NAV
Dividend Yield[2]	4.21%
SEC 30-Day Yield	3.55%
Taxable-Equivalent Yield[4]	5.24%

Average Annual Total Returns as of 6/30/07
A Shares	NAV	Offer
1-Year	3.94%	-0.42%
5-Year	4.59%	3.69%
10-Year	4.85%	4.40%
B Shares	w/o CDSC	w/CDSC
1-Year	3.17%	-0.82%
5-Year	3.82%	3.65%
10-Year	4.23%	4.23%
C Shares	NAV
1-Year	3.49%
5-Year	4.03%
10-Year	4.29%
R Shares	NAV
1-Year	4.16%
5-Year	4.82%
10-Year	5.07%

Portfolio Statistics
Net Assets ($000)	$331,276
Average Effective Maturity on Securities (Years)	13.13
Average Duration	5.22

Expense Ratios

Share Class	Gross Expense Ratio	Net Expense Ratio	As of Date
Class A	0.83%	0.82%	5/31/06
Class B	1.58%	1.57%	5/31/06
Class C	1.38%	1.37%	5/31/06
Class R	0.63%	0.62%	5/31/06

The net expense ratio reflects a custody fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, expenses would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Paid June 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

Annual Report    Page 15

Fund Spotlight as of 5/31/07 Nuveen Tennessee Municipal Bond Fund

Bond Credit Quality1

Industries[1]
U.S. Guaranteed	31.7%
Tax Obligation/General	17.6%
Utilities	13.6%
Health Care	9.7%
Water and Sewer	8.7%
Housing/Single Family	4.8%
Other	13.9%
1	As a percentage of total investments as of May 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/07)	$1,001.30	$997.60	$998.70	$1,002.40	$1,020.54	$1,016.75	$1,017.80	$1,021.54
Expenses Incurred During Period	$4.39	$8.17	$7.13	$3.39	$4.43	$8.25	$7.19	$3.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.64%, 1.43% and ..68% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Annual Report    Page 16

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 0.9%

$2,000	Cartersville Development Authority, Georgia, Water and Wastewater Facilities Revenue Refunding Bonds, Anheuser Busch Companies Inc., Series 1997, 6.125%, 5/01/27 (Alternative Minimum Tax)	11/07 at 101.00	A	$2,023,020
	Education and Civic Organizations – 9.8%

	Bulloch County Development Authority, Georgia, Student Housing and Athletic Facility Lease Revenue Bonds, Georgia Southern University, Series 2004:
1,625	5.250%, 8/01/22 – XLCA Insured	8/14 at 100.00	Aaa	1,731,113
1,700	5.250%, 8/01/23 – XLCA Insured	8/14 at 100.00	Aaa	1,809,922

1,235	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 – MBIA Insured	8/14 at 100.00	AAA	1,324,735

1,400	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – XLCA Insured	9/14 at 100.00	Aaa	1,459,948

3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2001, 5.125%, 10/01/32 – AMBAC Insured	4/12 at 100.00	AAA	3,121,410

1,835	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/17 – MBIA Insured	5/14 at 100.00	AAA	1,975,433

3,000	Fulton County Development Authority, Georgia, General Revenue Bonds, Spelman College, Series 2007, 5.000%, 6/01/32	6/17 at 100.00	Aa3	3,128,310

900	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	914,436

3,535	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Compass Point LLC Project, Series 2005, 5.000%, 7/01/25 – XLCA Insured	7/15 at 100.00	AAA	3,701,110

2,190	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 – XLCA Insured	12/15 at 100.00	AAA	2,279,987
20,420	Total Education and Civic Organizations			21,446,404
	Health Care – 17.5%

3,150	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	12/08 at 102.00	BB+	3,126,218

4,200	Chatham County Hospital Authority, Savannah, Georgia, Hospital Revenue Improvement Bonds, Memorial Health University Medical Center Inc., Series 2001A, 6.125%, 1/01/24	7/11 at 101.00	BBB+	4,477,116

2,200	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – MBIA Insured	1/17 at 100.00	AAA	2,303,114

1,415	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 – MBIA Insured	1/09 at 101.00	AAA	1,452,045

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BBB+	1,937,780
1,000	5.000%, 12/01/26	12/14 at 100.00	BBB+	1,012,790

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – MBIA Insured	7/13 at 101.00	Aaa	1,202,261

3,085	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2001, 5.500%, 5/15/31	5/11 at 100.00	A–	3,185,417

7,150	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27 – MBIA Insured	2/12 at 102.00	AAA	7,589,868

1,625	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/21 – MBIA Insured	7/14 at 101.00	Aaa	1,712,409

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	AAA	2,343,690

2,250	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999, 6.500%, 7/01/27	7/09 at 102.00	N/R	2,340,563

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care (continued)

$3,250	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph's/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	AA	$3,424,330

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,299,050
36,845	Total Health Care			38,406,651
	Housing/Multifamily – 3.1%

1,400	DeKalb County Housing Authority, Georgia, Multifamily Housing Revenue Bonds, Green of Stonecrest Apartments, Series 2001A-1, 5.550%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,435,840

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia State University – TUFF/Atlanta Housing LLC, Series 2001A, 5.250%, 9/01/32 – AMBAC Insured	9/11 at 102.00	AAA	5,298,150
6,400	Total Housing/Multifamily			6,733,990
	Housing/Single Family – 1.5%

1,325	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,360,815

2,080	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.550%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,978,808
3,405	Total Housing/Single Family			3,339,623
	Materials – 2.7%

1,500	Effingham County Industrial Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31	6/11 at 101.00	B2	1,581,660

2,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/12 at 101.00	BBB	2,126,800

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	1,120,680

1,000	Wayne County Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, ITT Rayonier Inc., Series 1993, 6.100%, 11/01/07	8/07 at 100.00	Baa	1,000,730
5,500	Total Materials			5,829,870
	Tax Obligation/General – 10.4%

3,000	Cherokee County School System, Georgia, General Obligation Bonds, Series 2007A, 5.000%, 8/01/22 – FGIC Insured	8/17 at 100.00	AAA	3,200,610

1,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 4.250%, 1/01/37 – FSA Insured	1/17 at 100.00	AAA	1,423,680

7,760	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 (WI/DD, Settling 6/06/07) – FSA Insured	4/17 at 100.00	AAA	8,232,972

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 – MBIA Insured	2/15 at 100.00	AAA	3,148,740

2,500	Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	2,695,300

1,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2004A, 5.250%, 7/01/23	7/14 at 100.00	BBB–	1,582,890

2,500	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – XLCA Insured	3/16 at 100.00	BBB–	2,608,725
21,760	Total Tax Obligation/General			22,892,917
	Tax Obligation/Limited – 12.0%

3,310	Atlanta, Georgia, Downtown Development Authority, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – MBIA Insured	6/16 at 100.00	AAA	3,467,556

360	Burke County Development Authority, Georgia, Industrial Development Revenue Bonds, Georgia Safe Corporation Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)	8/07 at 100.00	A3	360,907

960	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA	1,011,072

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

$45	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 – MBIA Insured	10/19 at 100.00	AAA		$51,926

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	8/12 at 101.00	A		1,679,616

5,995	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Series 2007, 5.250%, 7/01/32 – FGIC Insured	No Opt. Call	AAA		6,808,701

2,765	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA		3,171,538

500	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	AAA		577,730

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A:
10,000	0.000%, 7/01/30 – FGIC Insured	No Opt. Call	AAA		3,498,500
6,175	0.000%, 7/01/42 – FGIC Insured	No Opt. Call	AAA		1,230,122

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/15 – FGIC Insured	No Opt. Call	AAA		3,268,620

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Z, 6.000%, 7/01/18 – FSA Insured	No Opt. Call	AAA		1,172,220
35,715	Total Tax Obligation/Limited				26,298,508
	Transportation – 3.2%

1,000	Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds, Series 1996, 5.250%, 1/01/10 – AMBAC Insured	7/07 at 101.00	AAA		1,007,160

5,835	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – FSA Insured	1/15 at 100.00	AAA		6,052,762
6,835	Total Transportation				7,059,922
	U.S. Guaranteed – 15.1% (3)

420	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1985, 9.750%, 8/01/09 –MBIA Insured (ETM)	2/08 at 100.00	AAA		436,241

4,585	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 (Pre-refunded 1/01/09) – MBIA Insured	1/09 at 101.00	Aaa		4,731,766

3,750	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	Aaa		4,000,725

1,355	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)	6/11 at 102.00	Aaa		1,445,108

2,750	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2000, 5.375%, 10/01/35 (Pre-refunded 10/01/10)	10/10 at 101.00	AAA		2,907,190

2,110	Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000, 5.750%, 10/01/20 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB	(3)	2,248,986

4,000	Fulton County Housing Authority, Georgia, Multifamily Housing Revenue Bonds, Concorde Place Apartments Project, Series 1996A, 6.375%, 1/01/27 (Pre-refunded 7/01/08) (Alternative Minimum Tax)	7/08 at 100.00	AAA		4,103,200

3,630	Georgia, General Obligation Bonds, Series 2002D, 5.000%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA		3,822,826

1,000	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – MBIA Insured (ETM)	No Opt. Call	AAA		1,151,810

5,000	Rockdale County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded 1/01/10) – MBIA Insured	1/10 at 101.00	AAA		5,235,350

1,675	Summerville, Georgia, Combined Public Utility System Revenue Refunding and Improvement Bonds, Series 2002, 5.750%, 1/01/22 (Pre-refunded 1/01/12)	1/12 at 101.00	Baa3	(3)	1,813,121

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	U.S. Guaranteed (3) (continued)

$1,055	Upper Oconee Basin Water Authority, Georgia, Revenue Bonds, Series 1997, 5.250%, 7/01/27 (Pre-refunded 7/01/08) – FGIC Insured	7/08 at 102.00	AAA	$1,092,853
31,330	Total U.S. Guaranteed			32,989,176
	Utilities – 6.2%

465	Camden County Solid Waste Management Authority, Georgia, Revenue Bonds, Series 2002, 5.000%, 3/01/21 – MBIA Insured	3/12 at 100.00	Aaa	485,418

3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – MBIA Insured	1/17 at 100.00	AAA	3,162,210

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	1/15 at 100.00	A+	1,746,525

1,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/12 – FSA Insured	1/10 at 100.00	AAA	1,045,930

	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation – Scherer Plant, Series 1992A:
500	6.750%, 1/01/10	No Opt. Call	A	533,410
1,000	6.800%, 1/01/12	No Opt. Call	A	1,112,970

1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	AAA	306,972

3,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – MBIA Insured	1/13 at 100.00	AAA	3,118,230

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	AAA	2,097,700
13,665	Total Utilities			13,609,365
	Water and Sewer – 15.0%

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AAA	7,680,190

2,185	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.375%, 10/01/19 – FSA Insured	10/12 at 100.00	AAA	2,329,516

	Brunswick, Georgia, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 1992:
500	6.000%, 10/01/11 – MBIA Insured	No Opt. Call	AAA	525,520
400	6.100%, 10/01/19 – MBIA Insured	No Opt. Call	AAA	469,256

	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004:
1,000	5.000%, 6/01/20 – FSA Insured	6/14 at 100.00	AAA	1,052,420
1,000	5.000%, 6/01/22 – FSA Insured	6/14 at 100.00	AAA	1,051,990

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – FSA Insured	12/15 at 100.00	Aaa	1,053,400

145	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26	6/11 at 102.00	Aaa	153,063

1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – FSA Insured	10/16 at 100.00	AAA	1,050,540

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2003A, 5.000%, 10/01/23	10/13 at 100.00	AA	2,610,775

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – MBIA Insured	12/15 at 100.00	AAA	1,046,860

5,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – XLCA Insured	2/16 at 100.00	AAA	5,219,450

1,175	Fayette County, Georgia, Water Revenue Bonds, Series 2002, 5.000%, 10/01/20 – FSA Insured	10/12 at 100.00	AAA	1,227,135

970	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 – FGIC Insured	1/14 at 100.00	AAA	1,018,180

5,000	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2001B, 5.375%, 10/01/18	10/11 at 101.00	AA–	5,322,100

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer (continued)

$1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – FSA Insured	No Opt. Call	AAA	$1,123,137
30,875	Total Water and Sewer			32,933,532
$214,750	Total Long-Term Investments (cost $207,898,207) – 97.4%			213,562,978

	Short-Term Investments – 4.1%

$8,950	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 3.610%, 12/01/15 – MBIA Insured (4)		A-1+	8,950,000

	Total Short-Term Investments (cost $8,950,000)			8,950,000

	Total Investments (cost $216,848,207) – 101.5%			222,512,978

	Other Assets Less Liabilities – (1.5)%			(3,353,336)

	Net Assets – 100%			219,159,642

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 4.8%

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$3,235	5.500%, 5/15/30	5/11 at 101.00	BBB	$3,379,669
1,000	5.875%, 5/15/39	5/11 at 101.00	BBB	1,070,620
4,235	Total Consumer Staples			4,450,289
	Education and Civic Organizations – 4.1%

2,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc. Project, Series 2002, 5.000%, 10/01/22 – MBIA Insured	10/12 at 102.00	AAA	2,078,840

1,675	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 – MBIA Insured	8/14 at 100.00	Aaa	1,739,756
3,675	Total Education and Civic Organizations			3,818,596
	Energy – 0.5%

500	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Refunding Bonds, LOOP Inc. Project, Series 1998, 5.200%, 10/01/18	10/08 at 100.00	A	506,225
	Health Care – 15.0%

3,400	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA	3,577,582

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – FSA Insured	No Opt. Call	AAA	2,060,604

2,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	2,080,240

2,300	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	8/09 at 101.00	BBB	2,357,293

2,615	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA	2,759,505

1,000	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Series 1998, 5.375%, 4/01/28 – AMBAC Insured	4/08 at 102.00	AAA	1,029,060
13,115	Total Health Care			13,864,284
	Housing/Multifamily – 2.9%

1,500	Calcasieu Parish Public Trust Authority, Louisiana, Student Housing Lease Revenue Bonds, McNeese State University, Series 2001, 5.250%, 5/01/33 – MBIA Insured	5/11 at 101.00	AAA	1,559,460

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,095,890
2,500	Total Housing/Multifamily			2,655,350
	Housing/Single Family – 6.9%

1,000	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aaa	1,054,430

1,030	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 2001A, 6.050%, 4/01/32 (Alternative Minimum Tax)	4/11 at 105.00	Aaa	1,074,692

515	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/07 at 102.00	Aaa	519,115

280	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000C-1, 7.250%, 6/01/32 (Alternative Minimum Tax)	6/10 at 105.00	Aaa	283,618

1,000	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006C, 5.000%, 6/01/33	6/16 at 103.00	Aaa	1,045,990

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Single Family (continued)

$185	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22	6/07 at 102.00	Aaa	$186,025

135	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17 (Alternative Minimum Tax)	6/07 at 102.00	Aaa	135,888

200	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2000D-2, 7.050%, 6/01/31 (Alternative Minimum Tax)	6/10 at 101.00	Aaa	205,430

190	Louisiana Public Facilities Authority, Single Family Mortgage Revenue Refunding Bonds, Series 1997B, 5.750%, 8/01/31	8/07 at 102.00	Aaa	192,932

200	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)	6/07 at 102.00	Aaa	203,268

200	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)	12/07 at 102.00	Aaa	202,834

310	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative Minimum Tax)	12/08 at 101.00	Aaa	312,533

610	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative Minimum Tax)	6/08 at 102.00	Aaa	616,582

300	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26	6/08 at 102.00	Aaa	303,984
6,155	Total Housing/Single Family			6,337,321
	Long-Term Care – 3.3%

3,000	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.950%, 9/01/36	9/07 at 101.00	AAA	3,054,960
	Materials—1.4%

1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	11/08 at 101.00	BBB	1,279,750
	Tax Obligation/General – 16.7%

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AAA	1,088,380

3,170	New Orleans, Louisiana, General Obligation Bonds, Series 2005, 5.250%, 12/01/25 – MBIA Insured	12/15 at 100.00	AAA	3,386,004

2,000	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 1991, 0.000%, 9/01/10 – AMBAC Insured	No Opt. Call	AAA	1,759,000

13,875	Orleans Parish School Board, Louisiana, General Obligation Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	AAA	9,188,161
20,045	Total Tax Obligation/General			15,421,545
	Tax Obligation/Limited – 31.7%

335	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Series 1996C, 5.600%, 7/15/25 – MBIA Insured	7/07 at 100.00	AAA	335,677

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2003A:
560	5.250%, 7/15/19 – AMBAC Insured	7/13 at 100.00	AAA	595,935
1,000	5.250%, 7/15/22 – AMBAC Insured	No Opt. Call	AAA	1,058,330

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2004:
2,525	5.000%, 7/15/15 – AMBAC Insured	7/14 at 101.00	AAA	2,692,029
2,000	5.000%, 7/15/21 – AMBAC Insured	7/14 at 101.00	AAA	2,102,720

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ascension Parish Library Project, Series 2005, 5.250%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AAA	1,058,120

5,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (4)	No Opt. Call	AAA	6,175,733

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)
$1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 5.000%, 7/01/31 – CIFG Insured	7/17 at 100.00	AAA		$1,039,720
	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 1999A:
1,000	5.250%, 3/01/17 – MBIA Insured	3/09 at 101.00	AAA		1,032,770
1,000	5.250%, 3/01/18 – MBIA Insured	3/09 at 101.00	AAA		1,030,790
1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 2003, 5.000%, 11/01/21 – MBIA Insured	11/13 at 100.00	AAA		1,039,140
2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, 4.500%, 5/01/41 – FGIC Insured	5/16 at 100.00	AAA		1,934,080
7,500	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, 4.750%, 5/01/39 – FGIC Insured (UB)	5/16 at 100.00	AAA		7,600,425
1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/10 at 101.00	BBB+		1,619,040
27,670	Total Tax Obligation/Limited				29,314,509
	Transportation – 2.9%

505	New Orleans Aviation Board, Louisiana, Revenue Bonds, Series 1997B-1, 5.450%, 10/01/27 – AMBAC Insured (Alternative Minimum Tax)	10/07 at 102.00	AAA		514,933

2,100	Shreveport, Louisiana, Airport System Revenue Bonds, Series 1997A, 5.375%, 1/01/28 – FSA Insured (Alternative Minimum Tax)	1/08 at 102.00	AAA		2,145,192
2,605	Total Transportation				2,660,125
	U.S. Guaranteed – 7.6% (3)

1,000	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2001, 5.000%, 12/01/22 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AAA		1,046,890

2,650	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 12/01/22 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AAA		2,828,928

1,000	Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds, Lincoln Health System, Series 1998, 5.150%, 1/01/19 (Pre-refunded 1/01/08)	1/08 at 102.00	N/R	(3)	1,026,510

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Series 2002A, 5.125%, 7/01/27 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	AAA		2,110,500
6,650	Total U.S. Guaranteed				7,012,828
	Utilities – 6.4%

1,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	9/09 at 102.00	AAA		1,588,620

4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/20 – MBIA Insured	11/14 at 100.00	AAA		4,286,200
5,500	Total Utilities				5,874,820
$96,900	Total Investments (cost $93,070,246) – 104.2%				96,250,602

	Floating Rate Obligations – (5.4)%				(4,995,000)

	Other Assets Less Liabilities – 1.2%				1,133,237

	Net Assets – 100%				92,388,839

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

N/R	Not rated.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 1.0%

$3,000	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$3,145,170
	Education and Civic Organizations – 12.9%

1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – MBIA Insured	No Opt. Call	Aaa	1,706,380

6,000	North Carolina Capital Facilities Finance Agency, General Revenue Bonds, Duke University, Series 2007B, 4.250%, 7/01/42	10/16 at 100.00	AA+	5,523,420

	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A:
5,000	5.000%, 10/01/39	10/16 at 100.00	AA+	5,221,450
2,000	4.500%, 10/01/40	10/16 at 100.00	AA+	1,954,280

1,000	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.250%, 4/01/23 – XLCA Insured	4/13 at 100.00	AAA	1,054,560

1,035	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	AAA	1,103,455

1,085	University of North Carolina System, Pooled Revenue Bonds, Series 2004C, 5.000%, 4/01/29 – AMBAC Insured	4/14 at 100.00	Aaa	1,130,472

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
675	5.375%, 4/01/16 – AMBAC Insured	10/12 at 100.00	AAA	723,229
670	5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	AAA	714,314

2,105	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006, 5.000%, 6/01/37 – FGIC Insured	6/16 at 100.00	AAA	2,194,063

1,025	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 – AMBAC Insured	6/12 at 100.00	Aaa	1,075,112

445	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20	6/11 at 100.00	AA+	460,717

1,710	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2002B, 5.000%, 12/01/11	No Opt. Call	AA+	1,794,508

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aa1	2,874,760
4,265	0.000%, 8/01/18	No Opt. Call	Aa1	2,673,686
2,750	0.000%, 8/01/20	No Opt. Call	Aa1	1,566,510

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	AAA	825,859

9,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – FSA Insured	4/17 at 100.00	AAA	9,489,238
45,100	Total Education and Civic Organizations			42,086,013
	Energy – 0.5%

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	BBB	1,637,040
	Health Care – 15.3%

3,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolina Healthcare System, Series 1997A, 5.125%, 1/15/22	7/07 at 102.00	AA	3,549,000

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45	1/15 at 100.00	AA	458,397

5,650	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 – FSA Insured	5/15 at 100.00	AAA	5,887,750

	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph's Health System, Series 2007:
6,000	4.500%, 10/01/31	10/17 at 100.00	AA	5,814,060
5,000	5.000%, 10/01/36	10/17 at 100.00	AA	5,139,900

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care (continued)

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
$625	5.500%, 10/01/19 – RAAI Insured	10/08 at 102.00	AA	$647,838
1,385	5.500%, 10/01/29 – RAAI Insured	10/08 at 102.00	AA	1,434,140

1,055	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A, 5.250%, 1/01/14	1/12 at 100.00	A	1,096,251

1,750	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21	8/07 at 100.00	AA–	1,751,873

10,000	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39	11/16 at 100.00	AA–	10,260,198

3,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 1999, 6.250%, 6/01/29	6/09 at 102.00	A	3,687,180

2,955	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	AAA	3,069,122

2,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – MBIA Insured	2/17 at 100.00	AAA	2,126,435

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24	11/14 at 100.00	AA	1,286,213

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	608,334

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,200	5.000%, 4/01/31 – MBIA Insured	10/16 at 100.00	AAA	1,254,084
2,000	5.000%, 10/01/34 – MBIA Insured	10/16 at 100.00	AAA	2,087,040
48,960	Total Health Care			50,157,815
	Housing/Single Family – 6.9%

1,175	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/10 at 100.00	AAA	1,192,942

875	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%, 7/01/26 (Alternative Minimum Tax)	1/09 at 101.00	AA	883,838

2,865	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%, 7/01/26 (Alternative Minimum Tax)	1/09 at 100.00	AA	2,902,388

4,540	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30 (Alternative Minimum Tax)	7/09 at 100.00	AA	4,599,292

1,810	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29 (Alternative Minimum Tax)	7/09 at 100.00	AA	1,865,549

3,400	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (WI/DD, Settling 6/13/07) (Alternative Minimum Tax)	1/17 at 100.00	AA	3,367,394

1,455	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,449,267

	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1994Y:
490	6.300%, 9/01/15	9/07 at 100.00	AA	494,248
480	6.350%, 3/01/18	9/07 at 100.00	AA	488,750

425	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995BB, 6.500%, 9/01/26 (Alternative Minimum Tax)	9/07 at 100.00	AA	433,492

950	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative Minimum Tax)	9/07 at 100.00	AA	965,922

1,690	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative Minimum Tax)	9/07 at 101.00	AA	1,732,351

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Single Family (continued)

$1,190	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative Minimum Tax)	9/07 at 101.50	AA	$1,210,409

920	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative Minimum Tax)	3/08 at 101.00	AA	940,461
22,265	Total Housing/Single Family			22,526,303
	Industrials – 0.6%

2,000	North Carolina Capital Facilities Financing Agency, Exempt Facilities Revenue Bonds, Waste Management Inc., Series 2001, 3.750%, 8/01/14 (Mandatory put 8/01/07) (Alternative Minimum Tax)	No Opt. Call	BBB	1,998,060
	Long-Term Care – 0.9%

500	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, Deerfield Episcopal Retirement Community Inc., Series 2004A, 5.000%, 11/01/23	11/14 at 100.00	N/R	509,910

2,500	North Carolina Medical Care Commission, Revenue Bonds, Givens Estates, Series 2007, 5.000%, 7/01/33	7/17 at 102.00	N/R	2,516,825
3,000	Total Long-Term Care			3,026,735
	Materials – 0.7%

2,195	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	2,306,243
	Tax Obligation/General – 6.1%

2,340	Charlotte, North Carolina, General Obligation Bonds, Series 2002A, 5.000%, 7/01/24	7/12 at 100.00	AAA	2,435,683

1,875	Cumberland County, North Carolina, General Obligation School Bonds, Series 2002, 5.000%, 2/01/21	2/12 at 101.00	AA–	1,958,494

3,320	Durham, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 4/01/20	4/17 at 100.00	AAA	3,577,765

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 – FGIC Insured	2/15 at 100.00	AAA	1,184,307

	North Carolina, General Obligation Bonds, Series 2004A:
2,000	5.000%, 3/01/16	3/14 at 100.00	AAA	2,130,800
2,000	5.000%, 3/01/22	3/14 at 100.00	AAA	2,108,700

1,760	North Carolina, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19	3/15 at 100.00	AAA	1,872,570

	Ramseur, North Carolina, General Obligation Water Refunding Bonds, Series 1997:
120	5.750%, 6/01/18	6/07 at 102.00	N/R	122,548
125	5.750%, 6/01/19	6/07 at 102.00	N/R	127,653
125	5.750%, 6/01/20	6/07 at 102.00	N/R	127,648
130	5.750%, 6/01/21	6/07 at 102.00	N/R	132,748
105	5.750%, 6/01/22	6/07 at 102.00	N/R	107,216

4,000	Wake County, North Carolina, General Obligation Bonds, Series 2005, 5.000%, 5/01/21	5/15 at 100.00	AAA	4,241,160
18,990	Total Tax Obligation/General			20,127,292
	Tax Obligation/Limited – 24.5%

140	Asheville, North Carolina, Certificates of Participation, Series 1992, 6.500%, 2/01/08	8/07 at 100.00	A1	140,273

1,150	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	AAA	1,205,718

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured	4/16 at 100.00	AAA	1,548,748

	Cabarrus County, North Carolina, Certificates of Participation, Series 2002:
1,330	5.250%, 2/01/19	2/13 at 100.00	AA–	1,402,033
3,990	5.000%, 2/01/22	2/13 at 100.00	AA–	4,119,795

3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – MBIA Insured	6/15 at 100.00	AAA	4,053,090

1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,485,302

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited (continued)

$5,000	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2005E, 5.000%, 6/01/35	6/15 at 100.00	AA+	$5,191,950

2,500	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,576,350

1,750	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.000%, 6/01/25	6/12 at 101.00	AAA	1,823,570

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,312,139

2,255	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 6/01/16 – AMBAC Insured	12/12 at 100.00	AAA	2,402,206

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,990	5.250%, 2/01/17 – MBIA Insured	2/15 at 100.00	AAA	2,143,608
910	5.250%, 2/01/19 – MBIA Insured	2/15 at 100.00	AAA	977,822

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – FSA Insured	12/17 at 100.00	AAA	2,943,291
1,520	5.000%, 12/01/24 – FSA Insured	12/17 at 100.00	AAA	1,612,446

2,000	Hartnett County, North Carolina, Certificates of Participation, Series 2002, 5.125%, 12/01/23 – FSA Insured	12/12 at 101.00	AAA	2,103,120

1,820	Iredell County, North Carolina, Certificates of Participation, Public Facilities Project, Series 2003, 5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	Aaa	1,935,388

	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/19 – FSA Insured	4/14 at 100.00	AAA	1,827,504
1,715	5.250%, 4/01/21 – FSA Insured	4/14 at 100.00	AAA	1,823,525
715	5.250%, 4/01/22 – FSA Insured	4/14 at 100.00	AAA	759,373

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19	2/15 at 100.00	AA+	4,638,480

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
2,250	5.000%, 2/01/21	2/14 at 100.00	AA+	2,348,933
1,000	5.000%, 2/01/22	2/14 at 100.00	AA+	1,042,200

3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA+	3,150,510

2,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	2,607,125

1,290	North Carolina, Certificates of Participation, Series 2003, 5.250%, 6/01/22	6/13 at 100.00	AA+	1,355,248

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 – AMBAC Insured	4/16 at 100.00	AAA	1,145,200
1,105	5.000%, 4/01/21 – AMBAC Insured	4/16 at 100.00	AAA	1,169,201

	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B:
1,415	5.000%, 4/01/20 – AMBAC Insured	4/14 at 100.00	AAA	1,481,137
1,415	5.000%, 4/01/21 – AMBAC Insured	4/14 at 100.00	AAA	1,478,562
1,415	5.000%, 4/01/22 – AMBAC Insured	4/14 at 100.00	AAA	1,476,001

1,270	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/16 – AMBAC Insured	No Opt. Call	AAA	1,415,390

2,000	Puerto Rico Municipal Finance Agency, Series 2005A, 5.000%, 8/01/21 – FSA Insured	8/15 at 100.00	AAA	2,123,740

2,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/15 – FGIC Insured	No Opt. Call	AAA	2,179,080

1,330	Randolph County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/19 – FSA Insured	6/14 at 102.00	AAA	1,412,234

1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	AAA	1,047,710

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

$1,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 4.500%, 6/01/36 – FSA Insured	6/17 at 100.00	AAA		$972,370

665	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	AAA		692,478

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	Aaa		1,062,090

1,635	Wilson, North Carolina, Certificates of Particiation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AAA		1,716,439

2,350	Winston-Salem, North Carolina, Certificates of Participation, Series 2001A, 5.000%, 6/01/20	6/11 at 101.00	AA+		2,449,499
76,390	Total Tax Obligation/Limited				80,350,878
	Transportation – 4.1%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/28 – MBIA Insured (Alternative Minimum Tax)	7/09 at 101.00	AAA		6,281,518

900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA		954,801

710	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/21 – FSA Insured (Alternative Minimum Tax)	7/09 at 101.00	AAA		744,478

2,750	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 7/01/15 – FSA Insured	7/11 at 101.00	AAA		2,895,228

2,445	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 11/01/19 – FGIC Insured	5/11 at 101.00	Aaa		2,573,363
12,805	Total Transportation				13,449,388
	U.S. Guaranteed – 7.1% (3)

65	Asheville Housing Development Corporation, North Carolina, First Lien Revenue Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded 11/01/09)	11/09 at 100.00	N/R	(3)	70,589

3,000	Charlotte, North Carolina, Certificates of Participation, Convention Facilities Project, Series 2000B, 5.500%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 101.00	AA+	(3)	3,191,460

1,675	Charlotte, North Carolina, Certificates of Participation, Public Safety Facilities Project, Series 2000D, 5.500%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AA+	(3)	1,769,738

4,500	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2000, 5.250%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		4,722,885

4,000	Cumberland County, North Carolina, Hospital Facility Revenue Bonds, Cumberland County Hospital System Inc., Cape Fear Valley Health System, Series 1999, 5.250%, 10/01/29 (Pre-refunded 10/01/09)	10/09 at 101.00	A–	(3)	4,165,200

995	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	AAA		1,206,447

4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph's Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA	(3)	4,249,480

10	North Carolina Medical Care Commission, Hospital Revenue Bonds, Memorial Mission Hospital, Series 1979A, 7.625%, 10/01/08 (ETM)	No Opt. Call	AAA		10,284

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
480	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aaa		514,603
490	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aaa		525,324

2,555	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20 (Pre-refunded 6/01/11)	6/11 at 100.00	AA+	(3)	2,664,405
21,770	Total U.S. Guaranteed				23,090,415
	Utilities – 8.9%

5,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 1999D, 6.750%, 1/01/26	1/10 at 101.00	BBB		5,342,950

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Utilities (continued)

$2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17	1/13 at 100.00	BBB	$2,106,660

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
1,540	5.500%, 1/01/17 – FGIC Insured	7/07 at 100.00	AAA	1,541,925
5,300	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	AAA	6,150,012

4,165	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20	1/10 at 101.00	A3	4,450,802

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	AAA	2,129,060

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	AAA	2,097,700

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	AAA	2,107,940

	Shelby, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,035	5.000%, 5/01/20 – XLCA Insured	5/14 at 100.00	AAA	1,085,166
610	5.000%, 5/01/24 – XLCA Insured	5/14 at 100.00	AAA	636,218

1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A3	1,580,310
27,150	Total Utilities			29,228,743
	Water and Sewer – 13.1%

1,455	Broad River Water Authority, North Carolina, Water System Revenue Bonds, Series 2005, 5.000%, 6/01/18 – XLCA Insured	6/15 at 100.00	Aaa	1,539,579

1,280	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2004A, 5.250%, 4/01/23 – FSA Insured	4/14 at 100.00	AAA	1,369,242

2,405	Cary, North Carolina, Combined Enterprise System Revenue Bonds, Series 2007, 5.000%, 12/01/33 (WI/DD, Settling 6/05/07)	12/17 at 100.00	AAA	2,542,927

2,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001, 5.125%, 6/01/26	6/11 at 101.00	AAA	2,088,980

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA	3,023,400

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
1,690	5.000%, 6/01/25	6/15 at 100.00	AA+	1,778,134
610	5.000%, 6/01/26	6/15 at 100.00	AA+	641,385

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – XLCA Insured	6/14 at 100.00	AAA	538,015
1,030	5.000%, 6/01/24 – XLCA Insured	6/14 at 100.00	AAA	1,074,764

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20	7/14 at 100.00	AA+	1,071,950

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21	3/15 at 100.00	AAA	2,463,659

11,995	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	12,605,546
6,995	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	7,325,094

3,680	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 4.500%, 3/01/36	3/16 at 100.00	AAA	3,612,766

1,330	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2003A, 5.000%, 6/01/29 – FSA Insured	6/13 at 100.00	AAA	1,376,284
41,145	Total Water and Sewer			43,051,725
$326,270	Total Long-Term Investments (cost $329,064,609) – 102.6%			336,181,820

Principal Amount (000)	Description	Ratings (2)	Value

	Short-Term Investments – 1.5%

$4,850	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 3.610%, 12/01/15 – MBIA Insured (4)	A-1+	$4,850,000

	Total Short-Term Investments (cost $4,850,000)		4,850,000

	Total Investments (cost $333,914,609) – 104.1%		341,031,820

	Floating Rate Obligations – (3.9)%		(12,655,000)

	Other Assets Less Liabilities – (0.2)%		(891,718)

	Net Assets – 100%		$327,485,102

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No.140.

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Discretionary – 1.8%

$5,825	Maury County Industrial Development Board, Tennessee, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, Saturn Corporation, Series 1994, 6.500%, 9/01/24	9/07 at 100.00	B–	$5,851,795
	Consumer Staples – 0.3%

1,245	South Fulton Industrial Development Board, Tennessee, Revenue Bonds, Tyson Foods Inc., Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)	10/07 at 100.00	Ba1	1,248,000
	Education and Civic Organizations – 0.4%

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – MBIA Insured	5/15 at 100.00	AAA	1,576,455
	Energy – 1.3%

4,000	Maury County Industrial Development Board, Tennessee, Solid Waste Disposal Revenue Bonds, Occidental Petroleum Company, Series 2000B, 6.300%, 8/01/18 (Alternative Minimum Tax)	8/10 at 100.00	BBB+	4,226,320
	Health Care – 9.7%

3,060	Blount County, Tennessee, Hospital Revenue Improvement Bonds, Blount Memorial Hospital, Series 1998B, 5.125%, 7/01/19	7/08 at 100.00	Baa1	3,063,060

3,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.250%, 7/01/26	7/16 at 100.00	BBB+	3,103,890

3,675	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	Ba2	3,769,411

1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Fort Sanders Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 – MBIA Insured	No Opt. Call	AAA	1,110,230

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
1,490	0.000%, 1/01/36	1/17 at 38.98	A–	343,505
7,555	0.000%, 1/01/42	1/17 at 28.53	A–	1,253,526

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Saint Jude's Childrens Hospital, Series 2006, 5.000%, 7/01/36 (UB)	7/16 at 100.00	Aa2	7,712,025

6,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	6,169,980

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003:
2,000	5.000%, 9/01/15 – RAAI Insured	9/13 at 100.00	AA	2,086,140
3,500	5.000%, 9/01/18 – RAAI Insured	9/13 at 100.00	AA	3,628,520
38,780	Total Health Care			32,240,287
	Housing/Multifamily – 3.5%

	Chattanooga Health, Educational and Housing Facilities Board, Tennessee, GNMA Collateralized Housing Revenue Bonds, Rainbow Creek Apartments Project, Series 1999:
400	6.125%, 11/20/19 (Alternative Minimum Tax)	11/09 at 102.00	AAA	418,280
3,955	6.375%, 11/20/39 (Alternative Minimum Tax)	11/09 at 102.00	AAA	4,128,189

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street Apartments, Series 1992:
250	7.000%, 6/01/17	6/07 at 100.00	AAA	252,645
485	7.250%, 6/01/32	6/07 at 100.00	AAA	489,787

3,485	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Bonds, Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative Minimum Tax)	3/10 at 102.00	Aaa	3,583,626

2,720	Metropolitan Government of Nashville-Davidson County Industrial Development Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Valley Forge Apartments, Series 2000A, 6.375%, 1/20/31	1/10 at 102.00	Aaa	2,846,126
11,295	Total Housing/Multifamily			11,718,653

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Single Family – 4.8%

$60	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	9/07 at 100.00	AAA	$60,971

285	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1996-3, 5.850%, 7/01/17 (Alternative Minimum Tax)	7/07 at 102.00	AA	287,106

280	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1996-4A, 6.375%, 7/01/22 (Alternative Minimum Tax)	7/07 at 101.00	AA	284,043

2,245	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum Tax)	1/09 at 101.00	AA	2,272,658

925	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1999-3, 6.000%, 1/01/20 (Alternative Minimum Tax)	1/09 at 101.00	AA	949,910

4,810	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2002A, 5.400%, 7/01/32 – FSA Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	4,910,481

1,515	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA	1,534,740

5,480	Tennessee Housing Development Agency, Homeownership Program Remarketed Bonds, Series 1996-5B, 5.375%, 7/01/23 (Alternative Minimum Tax)	1/09 at 101.00	AA	5,561,433
15,600	Total Housing/Single Family			15,861,342
	Tax Obligation/General – 17.5%

	Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002:
2,250	5.000%, 3/01/17 – FGIC Insured	3/13 at 102.00	Aaa	2,404,350
1,000	5.000%, 3/01/19 – FGIC Insured	3/13 at 102.00	Aaa	1,063,850

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – MBIA Insured	6/16 at 100.00	Aaa	1,442,477

3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA	4,088,204

6,070	Knoxville, Tennessee, General Obligation Bonds, Series 2002A, 5.000%, 5/01/25	5/12 at 100.00	AA	6,299,871

1,000	Lincoln County, Tennessee, General Obligation Refunding Bonds, Series 2001, 5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aaa	1,109,390

1,000	Marion County, Tennessee, General Obligation Rural School Bonds, Series 2001, 5.000%, 4/01/24 –AMBAC Insured	4/11 at 100.00	Aaa	1,031,930

4,655	Memphis, Tennessee, General Obligation Bonds, Series 2003, 5.000%, 5/01/20	5/11 at 101.00	A1	4,849,020

3,450	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2004, 5.250%, 6/01/15	6/14 at 100.00	AA	3,716,720

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19	2/15 at 100.00	AA	2,118,640

3,600	Metropolitan Nashville & Davidson Counties, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 1/01/11	No Opt. Call	AA	3,741,516

1,300	Montgomery County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/15 – FGIC Insured	5/14 at 102.00	Aaa	1,393,626

1,120	Overton County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 4/01/14 – MBIA Insured	No Opt. Call	Aaa	1,190,459

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aaa	1,102,950
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aaa	3,277,934
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aaa	2,936,267

1,205	Roane County, Tennessee, General Obligation Rural School Bonds, Series 2004, 5.000%, 5/01/16 – MBIA Insured	5/14 at 100.00	Aaa	1,280,734

3,500	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AAA	3,732,715

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	Aaa	1,763,736

1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aaa	1,884,610

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aaa	2,088,009

1,000	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2002, 5.000%, 3/01/17	3/13 at 102.00	Aa1	1,060,350

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/General (continued)

$1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20	5/15 at 100.00	Aa1		$1,269,852

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aa1		1,551,551

1,350	Williamson County, Tennessee, General Obligation Bonds, Series 2004B, 5.000%, 5/01/22	5/15 at 100.00	Aa1		1,422,981
54,165	Total Tax Obligation/General				57,821,742
	Tax Obligation/Limited – 1.8%

1,790	Coffee County Public Building Authority, Manchester, Tennessee, General Obligation Local Government Improvement Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 – AMBAC Insured	6/13 at 100.00	Aaa		1,917,681

4,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 5.000%, 12/01/24 – AMBAC Insured	6/09 at 100.00	AAA		4,057,720
5,790	Total Tax Obligation/Limited				5,975,401
	Telecommunication Services – 0.8%

2,700	Fayetteville, Tennessee, Revenue Bonds, Broadband Telecommunications Network, Series 2000, 6.500%, 4/01/20	4/08 at 101.00	N/R		2,669,436
	Transportation – 3.9%

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D:
4,000	6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		4,225,360
1,640	6.125%, 3/01/25 – AMBAC Insured (Alternative Minimum Tax)	3/10 at 101.00	AAA		1,737,662

3,710	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/17 – FSA Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA		3,881,365

2,850	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 – FSA Insured	3/11 at 100.00	AAA		2,932,137
12,200	Total Transportation				12,776,524
	U.S. Guaranteed – 31.8% (3)

5,000	Chattanooga Industrial Development Board, Tennessee, Lease Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 100.00	AAA		5,270,850

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		1,063,742

7,500	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 2/01/22 (Pre-refunded 2/01/11) – FSA Insured	2/11 at 100.00	Aaa		7,729,800

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,365	5.125%, 7/01/25 – MBIA Insured (ETM)	1/09 at 101.00	AAA		2,431,244
9,395	5.250%, 7/01/28 – MBIA Insured (ETM)	1/09 at 101.00	AAA		9,667,173

7,795	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – MBIA Insured	7/23 at 100.00	AAA		8,000,009

6,195	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 1999, 5.625%, 4/01/29 (Pre-refunded 4/01/09)	4/09 at 101.00	Baa1	(3)	6,450,296

	Knoxville, Tennessee, Electric System Revenue Bonds, Series 2001U:
1,000	5.125%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AA	(3)	1,035,970
3,000	5.125%, 7/01/27 (Pre-refunded 7/01/10)	7/10 at 100.00	AA	(3)	3,107,910

490	Memphis, Tennessee, General Improvement Bonds, Series 1999A, 5.000%, 10/01/19 (Pre-refunded 10/01/07)	10/07 at 101.00	A1	(3)	496,816

3,100	Memphis, Tennessee, General Improvement Bonds, Series 2002, 5.250%, 11/01/22 (Pre-refunded 11/01/10)	11/10 at 101.00	A1	(3)	3,267,369

10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AAA		10,605,199

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

$4,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Adventist Health System/Sunbelt Obligated Group, Series 2000, 6.600%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A+	(3)	$4,381,600

2,335	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Health Facility Revenue Bonds, Richland Place Inc., Series 1998, 5.500%, 5/01/23 (Pre-refunded 2/02/08) – RAAI Insured	2/08 at 102.00	AA	(3)	2,407,899

975	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mur-Ci Homes Inc., Series 1992A, 9.000%, 10/01/22 (Pre-refunded 10/01/07)	10/07 at 105.00	N/R	(3)	1,037,654

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa		10,095,803

	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Residual Option Longs, Series 2001-II-R52:
2,350	8.371%, 10/15/17 (Pre-refunded 10/15/11) (IF)	10/11 at 100.00	AAA		2,812,198
2,480	7.622%, 10/15/18 (Pre-refunded 10/15/11) (IF)	10/11 at 100.00	AAA		2,893,590

6,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Refunding Bonds, Series 1997, 5.125%, 5/15/25 (Pre-refunded 7/23/07)	7/07 at 102.00	AA	(3)	6,130,440

	Montgomery County Health, Educational and Housing Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Clarksville Regional Health System, Series 1998:
1,500	5.375%, 1/01/18 (Pre-refunded 1/01/08)	1/08 at 101.00	Baa2	(3)	1,527,900
2,500	5.375%, 1/01/28 (Pre-refunded 1/01/08)	1/08 at 101.00	Baa2	(3)	2,546,500

245	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured	No Opt. Call	AAA		301,725

5,200	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St. Jude's Children's Research Foundation, Series 1999, 5.375%, 7/01/29 (Pre-refunded 7/01/09)	7/09 at 102.00	N/R	(3)	5,452,668

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
2,345	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(3)	2,597,979
1,405	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(3)	1,556,571

2,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2002A, 5.125%, 5/01/27 (Pre-refunded 5/01/12) – FSA Insured	5/12 at 100.00	AAA		2,110,880

360	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14 (Pre-refunded 3/01/08)	3/08 at 102.00	Baa1	(3)	372,845
109,725	Total U.S. Guaranteed				105,352,630
	Utilities – 13.7%

2,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/21	No Opt. Call	AA–		2,120,100

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – XLCA Insured	9/17 at 100.00	Aaa		5,255,600

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – FSA Insured	No Opt. Call	Aaa		2,012,268

1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – FSA Insured	9/12 at 102.00	Aaa		1,169,498

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
2,000	5.000%, 12/01/14 – MBIA Insured	12/13 at 100.00	AAA		2,119,000
2,855	5.000%, 12/01/17 – MBIA Insured	12/13 at 100.00	AAA		3,003,146

7,800	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 1996A, 0.000%, 5/15/11 – MBIA Insured	No Opt. Call	AAA		6,679,296

3,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 1998A, 5.200%, 5/15/23	5/08 at 102.00	AA		3,091,950

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Utilities (continued)

$9,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	5/11 at 100.00	AA	$9,272,880

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/23 –FGIC Insured	7/15 at 100.00	AAA	5,273,350

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/23 –MBIA Insured	7/15 at 100.00	AAA	5,273,350
44,585	Total Utilities			45,270,438
	Water and Sewer – 8.7%

1,000	Dickson County Water Authority, Tennessee, Waterworks System Revenue Bonds, Series 2002, 5.000%, 12/01/19 – FGIC Insured	12/12 at 100.00	Aaa	1,046,170

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AAA	2,641,655

1,840	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – MBIA Insured	9/15 at 100.00	Aaa	1,939,654

	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004:
1,175	5.000%, 9/01/19 – MBIA Insured	9/14 at 100.00	Aaa	1,241,423
1,225	5.000%, 9/01/20 – MBIA Insured	9/14 at 100.00	Aaa	1,291,113

3,000	Madison Suburban Utility District, Tennessee, Water Revenue Refunding Bonds, Series 1995, 5.000%, 2/01/19 – MBIA Insured	2/08 at 100.00	AAA	3,021,240

5,000	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2002, 5.000%, 10/01/21	10/12 at 100.00	AA	5,221,850

	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2004:
1,295	5.000%, 2/01/20 – MBIA Insured	2/14 at 102.00	Aaa	1,376,313
1,300	5.000%, 2/01/22 – MBIA Insured	2/14 at 100.00	Aaa	1,375,790

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – FSA Insured	2/16 at 100.00	Aaa	2,090,700

1,060	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.125%, 1/01/26 – FSA Insured	1/11 at 100.00	Aaa	1,093,687

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – MBIA Insured	1/17 at 100.00	Aaa	5,282,400

1,140	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14	3/08 at 102.00	Baa1	1,177,289
27,560	Total Water and Sewer			28,799,284
$334,970	Total Long-Term Investments (cost $319,340,286) – 100.0%			331,388,307

	Short-Term Investments–0.2%
$500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 3.610%, 12/01/15 – MBIA Insured (4)		A-1+	500,000

	Total Short-Term Investments (cost $500,000)			500,000

	Total Investments (cost $319,840,286) – 100.2%			331,888,307

	Floating Rate Obligations – (1.5)%			(5,000,000)

	Other Assets Less Liabilities – 1.3%			4,387,464

	Net Assets – 100%			$331,275,771

Forward Swaps outstanding at May 31, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$8,000,000	Pay	3-Month USD-LIBOR	5.311%	Semi-Annually	2/21/08	2/21/25	$(236,104)
USD-LIBOR	(United States Dollar-London Inter-Bank Offered Rate)

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(5)	Effective date represents the date on which both the fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.
(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

May 31, 2007

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Investments, at value (cost $216,848,207, $93,070,246, $333,914,609 and $319,840,286, respectively)	$222,512,978	$96,250,602	$341,031,820	$331,888,307
Cash	397,176	—	882,894	1,915,613
Receivables:
Interest	3,384,131	1,261,584	4,740,869	4,088,160
Investments sold	1,835,000	280,000	—	—
Shares sold	563,615	106,814	940,986	256,705
Other assets	311	180	1,298	32,486
Total assets	228,693,211	97,899,180	347,597,867	338,181,271
Liabilities
Cash overdraft	—	51,267	—	—
Unrealized depreciation on forward swaps	—	—	—	236,104
Floating rate obligations	—	4,995,000	12,655,000	5,000,000
Payables:
Investments purchased	8,280,618	—	5,937,556	—
Shares redeemed	346,569	63,194	202,701	264,779
Accrued expenses:
Management fees	98,341	42,105	144,007	147,428
12b-1 distribution and service fees	46,855	26,963	63,019	87,574
Other	46,180	27,628	57,789	96,821
Dividends payable	715,006	304,184	1,052,693	1,072,794
Total liabilities	9,533,569	5,510,341	20,112,765	6,905,500
Net assets	$219,159,642	$92,388,839	$327,485,102	$331,275,771
Class A Shares
Net assets	$122,299,227	$71,452,880	$186,198,309	$266,017,287
Shares outstanding	11,160,738	6,380,366	17,893,234	23,612,411
Net asset value per share	$10.96	$11.20	$10.41	$11.27
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.44	$11.69	$10.87	$11.76
Class B Shares
Net assets	$9,346,317	$7,777,149	$13,916,807	$13,066,609
Shares outstanding	851,211	694,876	1,334,687	1,158,736
Net asset value and offering price per share	$10.98	$11.19	$10.43	$11.28
Class C Shares
Net assets	$28,110,147	$13,065,901	$30,868,920	$49,207,573
Shares outstanding	2,571,909	1,169,623	2,965,931	4,369,034
Net asset value and offering price per share	$10.93	$11.17	$10.41	$11.26
Class R Shares
Net assets	$59,403,951	$92,909	$96,501,066	$2,984,302
Shares outstanding	5,433,579	8,273	9,248,786	264,893
Net asset value and offering price per share	$10.93	$11.23	$10.43	$11.27

Net Assets Consist of:
Capital paid-in	$213,481,896	$89,164,945	$320,564,635	$318,712,111
Undistributed (Over-distribution of) net investment income	(226,780)	(130,235)	(346,056)	(120,482)
Accumulated net realized gain (loss) from investments and derivative transactions	239,755	173,773	149,312	872,225
Net unrealized appreciation (depreciation) of investments and derivative transactions	5,664,771	3,180,356	7,117,211	11,811,917
Net assets	$219,159,642	$92,388,839	$327,485,102	$331,275,771

See accompanying notes to financial statements.

Statement of Operations

Year Ended May 31, 2007

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$9,496,569	$4,730,468	$13,355,166	$16,391,391
Expenses
Management fees	1,051,282	495,594	1,469,763	1,761,183
12b-1 service fees – Class A	240,475	139,940	356,590	539,643
12b-1 distribution and service fees – Class B	109,329	96,883	157,555	146,323
12b-1 distribution and service fees – Class C	216,116	91,897	239,173	360,155
Shareholders’ servicing agent fees and expenses	77,583	42,027	95,889	144,301
Floating rate obligations interest expense and fees	—	104,805	310,890	85,993
Custodian’s fees and expenses	52,216	43,010	82,826	98,282
Trustees’ fees and expenses	5,219	2,379	7,078	8,601
Professional fees	16,438	11,675	19,644	21,594
Shareholders’ reports – printing and mailing expenses	22,997	13,434	29,318	38,244
Federal and state registration fees	4,320	3,483	4,596	6,996
Other expenses	6,203	4,472	8,791	13,812
Total expenses before custodian fee credit	1,802,178	1,049,599	2,782,113	3,225,127
Custodian fee credit	(40,172)	(18,076)	(66,183)	(19,343)
Net expenses	1,762,006	1,031,523	2,715,930	3,205,784
Net investment income	7,734,563	3,698,945	10,639,236	13,185,607
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	398,166	237,991	320,084	928,518
Futures	—	47,727	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	(1,001,599)	1,140,561	(922,090)	(352,735)
Forward swaps	—	—	—	(236,104)
Net realized and unrealized gain (loss)	(603,433)	1,426,279	(602,006)	339,679
Net increase (decrease) in net assets from operations	$7,131,130	$5,125,224	$10,037,230	$13,525,286

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Georgia		Louisiana
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Operations
Net investment income	$7,734,563	$6,432,859	$3,698,945	$4,220,350
Net realized gain (loss) from:
Investments	398,166	80,566	237,991	479,600
Futures	—	—	47,727	—
Net change in unrealized appreciation (depreciation) of:
Investments	(1,001,599)	(4,575,691)	1,140,561	(4,396,702)
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	7,131,130	1,937,734	5,125,224	303,248
Distributions to Shareholders
From net investment income:
Class A	(4,755,065)	(4,763,692)	(2,890,647)	(3,235,989)
Class B	(372,730)	(514,328)	(345,883)	(504,507)
Class C	(985,767)	(1,027,865)	(442,391)	(486,069)
Class R	(1,555,625)	(198,559)	(7,932)	(9,216)
From accumulated net realized gains:
Class A	—	(376,859)	(201,216)	(516,321)
Class B	—	(49,952)	(29,459)	(98,314)
Class C	—	(96,223)	(34,318)	(93,048)
Class R	—	(12,804)	(285)	(1,443)
Decrease in net assets from distributions to shareholders	(7,669,187)	(7,040,282)	(3,952,131)	(4,944,907)
Fund Share Transactions
Proceeds from sale of shares	81,269,818	35,041,503	15,365,785	9,684,391
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,841,988	3,214,200	1,648,452	2,024,380
	84,111,806	38,255,703	17,014,237	11,708,771
Cost of shares redeemed	(37,410,099)	(23,032,642)	(16,173,301)	(35,387,517)
Net increase (decrease) in net assets from Fund share transactions	46,701,707	15,223,061	840,936	(23,678,746)
Net increase (decrease) in net assets	46,163,650	10,120,513	2,014,029	(28,320,405)
Net assets at the beginning of year	172,995,992	162,875,479	90,374,810	118,695,215
Net assets at the end of year	$219,159,642	$172,995,992	$92,388,839	$90,374,810
Undistributed (Over-distribution of) net investment income at the end of year	$(226,780)	$(290,262)	$(130,235)	$(136,174)

See accompanying notes to financial statements.

	North Carolina		Tennessee
	Year Ended 5/31/07	Year Ended 5/31/06	Year Ended 5/31/07	Year Ended 5/31/06
Operations
Net investment income	$10,639,236	$8,889,864	$13,185,607	$13,531,983
Net realized gain (loss) from:
Investments	320,084	124,564	928,518	100,462
Futures	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	(922,090)	(5,703,106)	(352,735)	(8,106,331)
Forward swaps	—	—	(236,104)	—
Net increase (decrease) in net assets from operations	10,037,230	3,311,322	13,525,286	5,526,114
Distributions to Shareholders
From net investment income:
Class A	(7,028,740)	(6,986,919)	(10,707,246)	(10,969,103)
Class B	(529,729)	(634,797)	(495,814)	(655,471)
Class C	(1,076,793)	(1,031,206)	(1,651,251)	(1,631,192)
Class R	(2,086,086)	(194,166)	(114,831)	(107,101)
From accumulated net realized gains:
Class A	—	(1,071,806)	—	(555,498)
Class B	—	(123,737)	—	(41,203)
Class C	—	(190,556)	—	(96,449)
Class R	—	(19,243)	—	(5,294)
Decrease in net assets from distributions to shareholders	(10,721,348)	(10,252,430)	(12,969,142)	(14,061,311)
Fund Share Transactions
Proceeds from sale of shares	132,049,427	46,097,617	27,251,479	31,274,869
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,534,808	5,603,408	5,933,361	6,265,605
	136,584,235	51,701,025	33,184,840	37,540,474
Cost of shares redeemed	(45,033,590)	(34,690,045)	(40,289,115)	(35,929,206)
Net increase (decrease) in net assets from Fund share transactions	91,550,645	17,010,980	(7,104,275)	1,611,268
Net increase (decrease) in net assets	90,866,527	10,069,872	(6,548,131)	(6,923,929)
Net assets at the beginning of year	236,618,575	226,548,703	337,823,902	344,747,831
Net assets at the end of year	$327,485,102	$236,618,575	$331,275,771	$337,823,902
Undistributed (Over-distribution of) net investment income at the end of year	$(346,056)	$(216,730)	$(120,482)	$(335,784)

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2007, Georgia and North Carolina had outstanding when-issued/delayed delivery purchase commitments of $8,280,618 and $5,937,556, respectively. There were no such outstanding purchase commitments in Louisiana or Tennessee.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Floating rate obligations interest expense and fees” in the Statement of Operations.

During the fiscal year ended May 31, 2007, Louisiana, North Carolina and Tennessee invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Georgia did not invest in any such instruments during the fiscal year ended May 31, 2007.

The average floating rate obligations outstanding and average annual interest rate related to self-deposited inverse floaters during the fiscal year ended May 31, 2007, were as follows:

	Louisiana	North Carolina	Tennessee
Average floating rate obligations	$2,695,932	$8,043,726	$2,219,178
Average annual interest rate and fees	3.89	3.86	3.87

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

Notes to Financial Statements (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Louisiana was the only Fund to invest in futures contracts during the fiscal year ended May 31, 2007.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,445,824	$16,017,811	1,492,326	$16,554,049
Class A – automatic conversion of Class B shares	241,508	2,673,127	47,635	526,852
Class B	43,397	479,581	87,308	972,689
Class C	569,994	6,306,398	542,902	6,030,457
Class R	5,052,700	55,792,901	1,000,591	10,957,456
Shares issued to shareholders due to reinvestment of distributions:
Class A	192,765	2,136,497	217,400	2,415,496
Class B	15,983	177,495	21,842	243,192
Class C	36,612	404,935	38,988	431,766
Class R	11,135	123,061	11,170	123,746
	7,609,918	84,111,806	3,460,162	38,255,703
Shares redeemed:
Class A	(1,353,883)	(14,977,173)	(1,322,206)	(14,664,590)
Class B	(208,226)	(2,308,794)	(300,514)	(3,347,120)
Class B – automatic conversion to Class A shares	(240,933)	(2,673,127)	(47,529)	(526,852)
Class C	(671,354)	(7,394,731)	(360,731)	(3,987,457)
Class R	(905,070)	(10,056,274)	(46,274)	(506,623)
	(3,379,466)	(37,410,099)	(2,077,254)	(23,032,642)
Net increase (decrease)	4,230,452	$46,701,707	1,382,908	$15,223,061

	Louisiana
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	775,200	$8,720,705	630,913	$7,125,539
Class A – automatic conversion of Class B shares	252,090	2,834,735	89,574	1,002,477
Class B	24,786	279,102	20,464	231,933
Class C	225,544	2,531,174	110,081	1,248,328
Class R	88,113	1,000,069	6,619	76,114
Shares issued to shareholders due to reinvestment of distributions:
Class A	115,490	1,298,924	141,273	1,587,364
Class B	13,184	148,071	19,314	216,511
Class C	17,735	199,057	18,956	212,164
Class R	212	2,400	734	8,341
	1,512,354	17,014,237	1,037,928	11,708,771
Shares redeemed:
Class A	(739,206)	(8,295,381)	(2,468,416)	(27,600,604)
Class B	(213,324)	(2,386,713)	(309,289)	(3,468,854)
Class B – automatic conversion to Class A shares	(252,297)	(2,834,735)	(89,668)	(1,002,477)
Class C	(148,003)	(1,652,689)	(271,531)	(3,031,548)
Class R	(88,908)	(1,003,783)	(25,173)	(284,034)
	(1,441,738)	(16,173,301)	(3,164,077)	(35,387,517)
Net increase (decrease)	70,616	$840,936	(2,126,149)	$(23,678,746)

	North Carolina
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,070,965	$32,286,819	2,358,733	$24,824,800
Class A – automatic conversion of Class B shares	288,467	3,034,450	91,275	961,324
Class B	26,586	280,860	79,395	841,576
Class C	523,909	5,489,056	761,380	8,048,351
Class R	8,636,965	90,958,242	1,093,311	11,421,566
Shares issued to shareholders due to reinvestment of distributions:
Class A	343,789	3,611,757	433,144	4,564,673
Class B	22,306	234,773	32,823	346,262
Class C	50,074	526,245	56,817	598,266
Class R	15,376	162,033	8,935	94,207
	12,978,437	136,584,235	4,915,813	51,701,025
Shares redeemed:
Class A	(2,547,066)	(26,724,311)	(2,431,412)	(25,544,418)
Class B	(202,761)	(2,130,957)	(214,602)	(2,268,201)
Class B – automatic conversion to Class A shares	(287,808)	(3,034,450)	(91,108)	(961,324)
Class C	(541,132)	(5,675,408)	(470,435)	(4,940,997)
Class R	(709,614)	(7,468,464)	(93,326)	(975,105)
	(4,288,381)	(45,033,590)	(3,300,883)	(34,690,045)
Net increase (decrease)	8,690,056	$91,550,645	1,614,930	$17,010,980

Notes to Financial Statements (continued)

	Tennessee
	Year Ended 5/31/07		Year Ended 5/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,505,310	$17,109,929	1,765,550	$20,049,616
Class A – automatic conversion of Class B shares	239,980	2,723,541	113,300	1,287,612
Class B	38,954	442,571	53,232	608,659
Class C	577,466	6,562,009	797,343	9,065,559
Class R	36,233	413,429	22,923	263,423
Shares issued to shareholders due to reinvestment of distributions:
Class A	438,183	4,979,508	457,351	5,201,980
Class B	23,973	272,504	34,727	395,527
Class C	54,871	623,475	54,165	615,770
Class R	5,092	57,874	4,598	52,328
	2,920,062	33,184,840	3,303,189	37,540,474
Shares redeemed:
Class A	(2,554,915)	(29,008,907)	(2,340,485)	(26,587,290)
Class B	(265,474)	(3,017,748)	(189,928)	(2,150,255)
Class B – automatic conversion to Class A shares	(239,776)	(2,723,541)	(113,198)	(1,287,612)
Class C	(488,278)	(5,534,750)	(509,683)	(5,776,551)
Class R	(369)	(4,169)	(11,229)	(127,498)
	(3,548,812)	(40,289,115)	(3,164,523)	(35,929,206)
Net increase (decrease)	(628,750)	$(7,104,275)	138,666	$1,611,268

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2007, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	61,383,959	13,875,230	122,624,965	32,290,421
Sales and maturities	12,135,560	9,157,505	16,776,280	36,075,282

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2007, the cost of investments was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$216,847,504	$88,061,861	$321,249,907	$314,745,162

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2007, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Gross unrealized:
Appreciation	$6,806,291	$3,472,992	$8,483,341	$12,931,639
Depreciation	(1,140,817)	(279,050)	(1,355,622)	(788,519)
Net unrealized appreciation (depreciation) of investments	$5,665,474	$3,193,942	$7,127,719	$12,143,120

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds’ tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income*	$487,523	$160,336	$649,414	$800,984
Undistributed net ordinary income**	—	19,861	46,711	56,224
Undistributed net long-term capital gains	239,755	153,912	149,312	872,225

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2007, paid on June 1, 2007.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2007 and May 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income***	$7,495,962	$3,693,921	$10,423,900	$12,992,949
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains****	—	265,278	—	—

2006	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$6,515,720	$4,294,972	$8,845,530	$13,398,359
Distributions from net ordinary income**	1,458	26,995	—	—
Distributions from net long-term capital gains	533,147	697,848	1,402,207	694,940

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as Exempt Interest Dividends.

****	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2007, the complex-level fee rate was .1824%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$178,233	$129,818	$175,322	$295,769
Paid to authorized dealers (Unaudited)	153,735	117,684	153,892	253,631

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2007, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	94,621	80,016	89,036	93,403

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2007, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	130,826	93,669	163,323	163,260

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2007, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	36,976	17,344	31,978	43,705

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by November 30, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 2, 2007, to shareholders of record on June 8, 2007, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Dividend per share:
Class A	$.0365	$.0380	$.0345	$.0375
Class B	.0300	.0310	.0280	.0305
Class C	.0315	.0330	.0295	.0325
Class R	.0385	.0400	.0360	.0395

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a “go shop” provision through July 19, 2007, during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
GEORGIA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (3/86)
2007	$10.96	$.44	$— *	$.44	$(.44)	$—	$(.44)	$10.96	4.02%	$122,299.82%		3.97%	.82%	3.97%	.80%	3.99%	6%
2006	11.31	.45	(.30)	.15	(.46)	(.04)	(.50)	10.96	1.32	116,580.85		4.08	.85	4.08	.84	4.09	9
2005	10.84	.47	.48	.95	(.48)	—	(.48)	11.31	8.92	115,351.86		4.23	.86	4.23	.85	4.24	10
2004	11.34	.49	(.51)	(.02)	(.48)	—	(.48)	10.84	(.17)	112,106.86		4.41	.86	4.41	.85	4.41	19
2003	10.74	.49	.64	1.13	(.49)	(.04)	(.53)	11.34	10.78	118,307.88		4.43	.88	4.43	.87	4.44	15
Class B (2/97)
2007	10.99	.36	(.01)	.35	(.36)	—	(.36)	10.98	3.20	9,346	1.58	3.23	1.58	3.23	1.56	3.25	6
2006	11.34	.37	(.30)	.07	(.38)	(.04)	(.42)	10.99	.56	13,638	1.60	3.33	1.60	3.33	1.59	3.34	9
2005	10.86	.39	.49	.88	(.40)	—	(.40)	11.34	8.19	16,776	1.61	3.48	1.61	3.48	1.60	3.49	10
2004	11.36	.41	(.51)	(.10)	(.40)	—	(.40)	10.86	(.92)	17,738	1.61	3.66	1.61	3.66	1.60	3.66	19
2003	10.76	.41	.64	1.05	(.41)	(.04)	(.45)	11.36	9.92	20,425	1.63	3.68	1.63	3.68	1.62	3.70	15
Class C (1/94)
2007	10.94	.38	(.01)	.37	(.38)	—	(.38)	10.93	3.38	28,110	1.37	3.42	1.37	3.42	1.35	3.44	6
2006	11.28	.39	(.29)	.10	(.40)	(.04)	(.44)	10.94	.87	28,835	1.40	3.53	1.40	3.53	1.39	3.54	9
2005	10.81	.41	.48	.89	(.42)	—	(.42)	11.28	8.36	27,257	1.41	3.68	1.41	3.68	1.40	3.68	10
2004	11.31	.43	(.51)	(.08)	(.42)	—	(.42)	10.81	(.71)	24,293	1.41	3.86	1.41	3.86	1.40	3.86	19
2003	10.73	.43	.62	1.05	(.43)	(.04)	(.47)	11.31	10.00	28,367	1.43	3.88	1.43	3.88	1.42	3.89	15
Class R (2/97)
2007	10.94	.46	(.01)	.45	(.46)	—	(.46)	10.93	4.16	59,404.62		4.15	.62	4.15	.60	4.17	6
2006	11.29	.48	(.31)	.17	(.48)	(.04)	(.52)	10.94	1.54	13,942.66		4.26	.66	4.26	.64	4.27	9
2005	10.81	.49	.49	.98	(.50)	—	(.50)	11.29	9.24	3,491.66		4.42	.66	4.42	.65	4.43	10
2004	11.31	.51	(.51)	—	(.50)	—	(.50)	10.81	(.01)	2,782.66		4.61	.66	4.61	.65	4.61	19
2003	10.71	.51	.64	1.15	(.51)	(.04)	(.55)	11.31	10.99	3,054.68		4.63	.68	4.63	.67	4.65	15

*	Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
LOUISIANA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/89)
2007	$11.05	$.47	$.17	$.64	$(.46)	$(.03)	$(.49)	$11.20	5.91	$71,453.97%		4.14%	.97%	4.14%	.96%	4.15%	10%
2006	11.52	.47	(.39)	.08	(.47)	(.08)	(.55)	11.05	.71	66,041.88		4.17	.88	4.17	.87	4.18	5
2005	11.11	.49	.41	.90	(.49)	—	(.49)	11.52	8.28	87,348.86		4.31	.86	4.31	.85	4.32	22
2004	11.76	.51	(.66)	(.15)	(.50)	—	(.50)	11.11	(1.25)	81,164.87		4.43	.87	4.43	.86	4.44	12
2003	11.15	.52	.62	1.14	(.53)	—	(.53)	11.76	10.45	94,545.87		4.54	.87	4.54	.86	4.55	11
Class B (2/97)
2007	11.04	.38	.18	.56	(.38)	(.03)	(.41)	11.19	5.13	7,777	1.73	3.39	1.73	3.39	1.71	3.40	10
2006	11.51	.38	(.38)	—	(.39)	(.08)	(.47)	11.04	(.04)	12,393	1.63	3.43	1.63	3.43	1.62	3.43	5
2005	11.10	.41	.41	.82	(.41)	—	(.41)	11.51	7.49	17,053	1.61	3.56	1.61	3.56	1.60	3.57	22
2004	11.75	.42	(.65)	(.23)	(.42)	—	(.42)	11.10	(2.06)	19,004	1.62	3.68	1.62	3.68	1.61	3.69	12
2003	11.14	.43	.62	1.05	(.44)	—	(.44)	11.75	9.74	23,169	1.62	3.79	1.62	3.79	1.61	3.80	11
Class C (2/94)
2007	11.02	.40	.18	.58	(.40)	(.03)	(.43)	11.17	5.37	13,066	1.52	3.59	1.52	3.59	1.50	3.60	10
2006	11.49	.41	(.39)	.02	(.41)	(.08)	(.49)	11.02	.17	11,842	1.43	3.63	1.43	3.63	1.42	3.64	5
2005	11.08	.43	.41	.84	(.43)	—	(.43)	11.49	7.73	13,985	1.41	3.76	1.41	3.76	1.40	3.77	22
2004	11.74	.44	(.66)	(.22)	(.44)	—	(.44)	11.08	(1.86)	14,287	1.42	3.88	1.42	3.88	1.41	3.89	12
2003	11.13	.46	.62	1.08	(.47)	—	(.47)	11.74	9.89	18,868	1.42	3.99	1.42	3.99	1.41	4.00	11
Class R (2/97)
2007	11.11	.49	.15	.64	(.49)	(.03)	(.52)	11.23	5.83	93.77		4.24	.77	4.24	.75	4.24	10
2006	11.58	.47	(.37)	.10	(.49)	(.08)	(.57)	11.11	.92	98.67		4.35	.67	4.35	.66	4.35	5
2005	11.16	.51	.43	.94	(.52)	—	(.52)	11.58	8.56	309.66		4.50	.66	4.50	.65	4.51	22
2004	11.82	.53	(.66)	(.13)	(.53)	—	(.53)	11.16	(1.12)	215.67		4.63	.67	4.63	.66	4.63	12
2003	11.16	.54	.67	1.21	(.55)	—	(.55)	11.82	11.12	138.67		4.73	.67	4.73	.66	4.74	11

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.11% for each share class.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NORTH CAROLINA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (3/86)
2007	$10.40	$.41	$.01	$.42	$(.41)	$—	$(.41)	$10.41	4.11%	$186,198.93%		3.86%	.93%	3.86%	.90%	3.88%	6%
2006	10.72	.42	(.26)	.16	(.42)	(.06)	(.48)	10.40	1.57	174,009.85		3.98	.85	3.98	.84	3.99	15
2005	10.37	.44	.36	.80	(.45)	—	(.45)	10.72	7.83	174,515.85		4.17	.85	4.17	.84	4.18	18
2004	10.86	.46	(.49)	(.03)	(.46)	—	(.46)	10.37	(.31)	167,738.86		4.30	.86	4.30	.85	4.31	16
2003	10.24	.46	.62	1.08	(.46)	—	(.46)	10.86	10.82	175,654.86		4.37	.86	4.37	.85	4.38	17
Class B (2/97)
2007	10.42	.33	.02	.35	(.34)	—	(.34)	10.43	3.34	13,917	1.68	3.12	1.68	3.12	1.66	3.14	6
2006	10.73	.34	(.25)	.09	(.34)	(.06)	(.40)	10.42	.88	18,506	1.60	3.23	1.60	3.23	1.59	3.24	15
2005	10.38	.36	.36	.72	(.37)	—	(.37)	10.73	7.00	21,146	1.60	3.42	1.60	3.42	1.59	3.43	18
2004	10.88	.38	(.50)	(.12)	(.38)	—	(.38)	10.38	(1.13)	21,075	1.61	3.55	1.61	3.55	1.60	3.56	16
2003	10.26	.38	.63	1.01	(.39)	—	(.39)	10.88	9.99	25,027	1.61	3.62	1.61	3.62	1.60	3.63	17
Class C (10/93)
2007	10.40	.35	.01	.36	(.35)	—	(.35)	10.41	3.52	30,869	1.48	3.31	1.48	3.31	1.45	3.34	6
2006	10.71	.37	(.26)	.11	(.36)	(.06)	(.42)	10.40	1.09	30,493	1.40	3.43	1.40	3.43	1.39	3.44	15
2005	10.36	.38	.36	.74	(.39)	—	(.39)	10.71	7.23	27,698	1.40	3.62	1.40	3.62	1.39	3.62	18
2004	10.85	.40	(.49)	(.09)	(.40)	—	(.40)	10.36	(.88)	25,576	1.41	3.75	1.41	3.75	1.40	3.76	16
2003	10.23	.40	.62	1.02	(.40)	—	(.40)	10.85	10.21	26,876	1.41	3.82	1.41	3.82	1.40	3.83	17
Class R (2/97)
2007	10.42	.43	.01	.44	(.43)	—	(.43)	10.43	4.28	96,501.72		4.05	.72	4.05	.69	4.07	6
2006	10.74	.45	(.27)	.18	(.44)	(.06)	(.50)	10.42	1.74	13,611.65		4.16	.65	4.16	.64	4.17	15
2005	10.38	.46	.37	.83	(.47)	—	(.47)	10.74	8.11	3,191.65		4.36	.65	4.36	.64	4.37	18
2004	10.87	.48	(.50)	(.02)	(.47)	—	(.47)	10.38	(.14)	2,802.66		4.50	.66	4.50	.65	4.51	16
2003	10.25	.48	.62	1.10	(.48)	—	(.48)	10.87	11.00	2,453.66		4.57	.66	4.57	.65	4.58	17

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.11% for each share class.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
TENNESSEE											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (11/87)
2007	$11.25	$.46	$.01	$ .47	$(.45)	$—	$(.45)	$11.27	4.22%	$266,017.85%		4.03%	.85%	4.03%	.85%	4.04%	10%
2006	11.53	.46	(.26)	.20	(.46)	(.02)	(.48)	11.25	1.78	269,761.83		4.07	.83	4.07	.82	4.08	10
2005	11.15	.48	.41	.89	(.49)	(.02)	(.51)	11.53	8.18	276,606.83		4.24	.83	4.24	.83	4.25	9
2004	11.71	.51	(.55)	(.04)	(.52)	—	(.52)	11.15	(.33)	270,281.84		4.48	.84	4.48	.83	4.49	20
2003	11.06	.53	.67	1.20	(.54)	(.01)	(.55)	11.71	11.09	280,171.84		4.69	.84	4.69	.84	4.70	13
Class B (2/97)
2007	11.26	.37	.02	.39	(.37)	—	(.37)	11.28	3.45	13,067	1.60	3.28	1.60	3.28	1.60	3.28	10
2006	11.54	.38	(.27)	.11	(.37)	(.02)	(.39)	11.26	1.04	18,026	1.58	3.32	1.58	3.32	1.57	3.33	10
2005	11.16	.40	.41	.81	(.41)	(.02)	(.43)	11.54	7.38	20,966	1.58	3.50	1.58	3.50	1.58	3.50	9
2004	11.72	.43	(.56)	(.13)	(.43)	—	(.43)	11.16	(1.06)	21,854	1.59	3.73	1.59	3.73	1.58	3.74	20
2003	11.07	.45	.67	1.12	(.46)	(.01)	(.47)	11.72	10.27	22,843	1.59	3.94	1.59	3.94	1.59	3.95	13
Class C (10/93)
2007	11.25	.40	— *	.40	(.39)	—	(.39)	11.26	3.58	49,208	1.40	3.48	1.40	3.48	1.40	3.49	10
2006	11.53	.40	(.26)	.14	(.40)	(.02)	(.42)	11.25	1.25	47,518	1.38	3.52	1.38	3.52	1.37	3.53	10
2005	11.15	.42	.41	.83	(.43)	(.02)	(.45)	11.53	7.61	44,782	1.38	3.69	1.38	3.69	1.38	3.70	9
2004	11.71	.45	(.55)	(.10)	(.46)	—	(.46)	11.15	(.86)	41,469	1.39	3.93	1.39	3.93	1.38	3.93	20
2003	11.06	.47	.67	1.14	(.48)	(.01)	(.49)	11.71	10.47	42,825	1.39	4.13	1.39	4.13	1.39	4.14	13
Class R (2/97)
2007	11.25	.48	.01	.49	(.47)	—	(.47)	11.27	4.44	2,984.65		4.23	.65	4.23	.65	4.24	10
2006	11.53	.49	(.27)	.22	(.48)	(.02)	(.50)	11.25	2.00	2,519.63		4.27	.63	4.27	.62	4.28	10
2005	11.15	.51	.41	.92	(.52)	(.02)	(.54)	11.53	8.39	2,395.63		4.44	.63	4.44	.63	4.45	9
2004	11.71	.53	(.55)	(.02)	(.54)	—	(.54)	11.15	(.12)	2,116.64		4.68	.64	4.68	.63	4.68	20
2003	11.06	.55	.67	1.22	(.56)	(.01)	(.57)	11.71	11.27	1,221.64		4.88	.64	4.88	.64	4.88	13

*	Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended May 31, 2007, in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.03% for each share class.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (constituting the Nuveen Multistate Trust III, hereafter referred to as the “Funds”) at May 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 20, 2007

Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 21-23, 2007 (the “May Meeting”), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the “Fund Adviser”).

The Approval Process

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of the Funds. At each of its quarterly meetings, the Board reviews investment performance and various matters relating to the respective Fund’s operations, including the Fund’s compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Trustees received information on particular matters as the need arose. In considering whether to renew the respective advisory contract with the Fund Adviser at the May Meeting, the independent Trustees also received extensive materials well in advance of their meeting which outlined, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

the Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•

the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to and responded to questions from the Board.

Prior to and after the presentations and reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider the renewal of the advisory contracts. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, as noted, the Trustees met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Trustees also relied upon their knowledge resulting from their meetings and other interactions throughout the year of the Fund Adviser, its services and the Funds. It is with this background that the Trustees considered each advisory contract.

A. Nature, Extent and Quality of Services

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser’s services. The Trustees reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for the applicable fund product line. As noted, the Trustees are already familiar with the organization, operations and personnel of the Fund Adviser due to the Trustees’ experience in governing the respective Fund and working with NAM on matters relating to the Funds. With respect to personnel, the Trustees also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Trustees reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging team, risk management team (e.g., reviewing credit quality, duration limits, derivative use, as applicable), and investment operations (such as, enhancements to trading procedures, pricing procedures, and client services). The Trustees recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment process.

Annual Investment Management Agreement Approval Process (continued)

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to NAM, NAM provides the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the respective Fund, including,

•	product management;

•	fund administration;

•	oversight of shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support services.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Trustees recognized the quality of NAM’s compliance team. The Trustees further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the applicable Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Adviser

The Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). With respect to municipal funds, the Trustees reviewed portfolio level performance against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen National Intermediate Duration Bond Fund (although this fund is reclassified in a more appropriate peer group for 2007).

In addition to the foregoing, with respect to state specific municipal funds, the Trustees also recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

With respect to municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Trustees also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Trustees determined that the respective Fund’s absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Trustees further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. In reviewing the comparison of fee and expense information, the Trustees recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impact the comparisons thereby limiting some of their usefulness. Based on their review of the fee and expense information provided, the Trustees determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include municipal managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds (as discussed above) is more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Trustees reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Trustees noted this information supplements the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Trustees noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Trustees also reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Trustees have recognized the subjective nature in determining profitability which may be affected by numerous factors, including, the allocation of expenses. Further, the Trustees have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Trustees reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Trustees also designated an independent Trustee as a point person for the Board to review the methodology determinations during the year and any refinements thereto and report back to them. The Trustees also reviewed the comparisons of Nuveen’s profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. In reviewing profitability, the Trustees recognized Nuveen’s increased investment into its fund business. Based on its review, the Trustees concluded that they were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved in 2004 a complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees noted that the last breakpoint for the complex-wide fee schedule is at the $91 billion level and anticipate further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders subject to further evaluation of the complex-wide fee schedule as assets in the complex increase.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to open-end funds, the Trustees considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Trustees also recognized that an affiliate of NAM provides distribution and shareholder services to the

Annual Investment Management Agreement Approval Process (continued)

Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

F. Other Considerations

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including the independent Trustees, unanimously concluded that the terms of the NAM Investment Management Agreements are fair and reasonable, that the Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the renewal of the NAM Investment Management Agreements should be approved.

Notes

Notes

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1996) formerly, Chairman (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	176
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’

holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $166 billion in assets as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-MS5-0507D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	11,540	0	876	0
Louisiana Municipal Bond Fund	8,991	0	423	0
North Carolina Municipal Bond Fund	13,613	0	1,208	0
Tennessee Bond Fund	13,990	0	1,512	0

Total	$48,134	$0	$4,019	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0	0	0	0
Louisiana Municipal Bond Fund	0	0	0	0
North Carolina Municipal Bond Fund	0	0	0	0
Tennessee Bond Fund	0	0	0	0

The above “Tax Fees” were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended May 31, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	10,113	0	1,161	0
Louisiana Municipal Bond Fund	8,605	0	1,097	0
North Carolina Municipal Bond Fund	11,577	0	1,249	0
Tennessee Bond Fund	14,007	0	1,416	0

Total	$44,302	$0	$4,923	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0	0	0	0
Louisiana Municipal Bond Fund	0	0	0	0
North Carolina Municipal Bond Fund	0	0	0	0
Tennessee Bond Fund	0	0	0	0

The above “Tax Fees” were billed for professional services for tax advice, tax compliance, and tax planning.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal State Trust III	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

Fiscal Year Ended May 31, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers [1]	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal State Trust III	$0	$9,800	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

[1]

The amounts reported for the Trust under the column heading “Tax Fees” represents amounts billed to the Adviser exclusively for the preparation for the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers LLP serves as independent registered public accounting firm, these fees amounted to $127,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Pricewaterhouse Coopers, LLC will no longer prepare the fund tax returns.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	876	0	0	876
Louisiana Municipal Bond Fund	423	0	0	423
North Carolina Municipal Bond Fund	1,208	0	0	1,208
Tennessee Bond Fund	1,512	0	0	1,512

Total	$4,019

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust) [1]	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	1,161	2,450	0	3,611
Louisiana Municipal Bond Fund	1,097	2,450	0	3,547
North Carolina Municipal Bond Fund	1,249	2,450	0	3,699
Tennessee Bond Fund	1,416	2,450	0	3,866

Total	$4,923

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 8, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 8, 2007

*	Print the name and title of each signing officer under his or her signature.